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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-21502

RMR HOSPITALITY AND REAL ESTATE FUND
(Exact name of registrant as specified in charter)

400 CENTRE STREET
NEWTON, MASSACHUSETTS 02458
(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service of Process)
Thomas M. O'Brien, President
RMR Hospitality and Real Estate Fund
400 Centre Street
Newton, Massachusetts 02458

Copy to:
Robert N. Hickey, Esq.
Sullivan & Worcester LLP
1666 K Street, NW
Washington, DC 20006

Thomas J. Reyes, Esq.
State Street Bank and Trust Company
2 Avenue de Lafayette
Boston, Massachusetts 02111

Registrant's telephone number, including area code: (617) 332-9530
Date of fiscal year end: December 31
Date of reporting period: December 31, 2006

Item 1. Reports to Shareholders.

ANNUAL REPORTS DECEMBER 31, 2006

RMR Real Estate Fund

RMR Hospitality and Real Estate Fund

RMR F.I.R.E. Fund

RMR Preferred Dividend Fund

RMR Asia Pacific Real Estate Fund

About information contained in this report:

  •
  Performance data is historical and reflects historical expenses and historical changes in net asset value. Historical results are not indicative of future results.

  •
  If RMR Advisors had not waived fees or paid all of each fund's organizational costs and a portion of each fund's offering costs, each fund's returns would have been reduced.

  •
  Please consider the investment objectives, strategies, risks, charges and expenses before investing in any of the funds. An investment in each fund's shares is subject to material risks, including but not limited to those described in each fund's prospectus, the registration statements and other documents filed with the SEC. Each fund's declaration of trust contains provisions which limit ownership of fund shares by any person or group of persons acting together and limit any persons ability to control a fund or to convert a fund to an open end fund. For more information about any of our funds please visit www.rmrfunds.com or call our investor relations group at 1-866-790-3165.

NOTICE CONCERNING LIMITED LIABILITY

THE AGREEMENTS AND DECLARATIONS OF TRUST OF RMR REAL ESTATE FUND, RMR HOSPITALITY AND REAL ESTATE FUND, RMR F.I.R.E. FUND, RMR PREFERRED DIVIDEND FUND AND RMR ASIA PACIFIC REAL ESTATE FUND, COPIES OF WHICH, TOGETHER WITH ALL AMENDMENTS AND SUPPLEMENTS THERETO, ARE DULY FILED IN THE OFFICE OF THE SECRETARY, CORPORATIONS DIVISION, OF THE COMMONWEALTH OF MASSACHUSETTS, PROVIDE THAT THE NAMES "RMR REAL ESTATE FUND", "RMR HOSPITALITY AND REAL ESTATE FUND", "RMR F.I.R.E. FUND", "RMR PREFERRED DIVIDEND FUND" AND "RMR ASIA PACIFIC REAL ESTATE FUND" REFER TO THE TRUSTEES UNDER THE AGREEMENTS AND DECLARATIONS COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF ANY OF THE FUNDS SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, ANY OF THESE FUNDS. ALL PERSONS DEALING WITH ANY OF THE FUNDS IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF THAT FUND WITH WHICH HE OR SHE MAY DEAL FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

RMR Funds December 31, 2006
February 16, 2007

To our shareholders,

We are pleased to present you with our 2006 annual report for five funds:

  •
  RMR Real Estate Fund (AMEX: RMR), which began operations in December 2003, beginning on page 2;

  •
  RMR Hospitality and Real Estate Fund (AMEX: RHR), which began operations in April 2004, beginning on page 19;

  •
  RMR F.I.R.E. Fund (AMEX: RFR), which began operations in November 2004, beginning on page 38;

  •
  RMR Preferred Dividend Fund (AMEX: RDR), which began operations in May 2005, beginning on page 56; and

  •
  RMR Asia Pacific Real Estate Fund (AMEX: RAP), which began operations in May 2006, beginning on page 70.

Our management team and board of trustees wasted no time becoming fellow shareholders of RMR Asia Pacific Real Estate Fund, having made investments of over $800,000 of shares at the public offering price of $20/share and in the open market. Our management team and board of trustees currently own shares in the RMR Funds with a market value in excess of $21 million.

We invite you to read through the information contained in this report and to view our website at www.rmrfunds.com.

Sincerely,

Thomas M. O'Brien
President

RMR Real Estate Fund
December 31, 2006

To our shareholders,

In the pages that follow, you will find data summarizing our financial results for the year ended December 31, 2006, and our financial position as of December 31, 2006.

During 2006, our allocation to the sub-sector of mortgage real estate investment trusts, or REITs, increased from 2.2% to 10.1% of total investments, our largest sub-sector increase. During the same time period, our allocation to the office sub-sector decreased from 13.3% to 8.7% of total investments, our largest sub-sector decrease. These changes reflect our view of the business environments in these sub-sectors, the strengths and weaknesses of the companies that operate in those sub-sectors and the share prices of individual companies. During 2007, we will continue to monitor market conditions and position our portfolio according to our views of market conditions.

For securities that we held continuously during 2006, our three best performing investments were the common stocks of BNP Residential Properties, Inc., Glenborough Realty Trust and Omega Healthcare Investors, Inc. with total returns of 60%, 50% and 50%, respectively. Our three worst performing investments during the same period were the common stock of Brandywine Realty Trust, a series of preferred stock of The Mills Corp. and common stock of The Mills Corp. with total returns of positive 3%, negative 4% and negative 47%, respectively.

Thank you for your continued support. For more information, please view our website, at www.rmrfunds.com.

Sincerely,

Thomas M. O'Brien
President

RMR Real Estate Fund
December 31, 2006

Relevant Market Conditions

Real Estate Industry Fundamentals.    We believe that the operating environment for real estate companies will continue to improve in 2007, although not at the same rate as 2006. We expect vacancy rates to decline, rental rates to improve and funds from operations, or FFO, an important measure of performance for real estate companies, to grow. Most public real estate companies have ample liquidity to make acquisitions to further increase their earnings potential.

Real Estate Industry Technicals.    We believe demand for real estate securities over the long term will continue to increase. Demographic trends in the U.S. include growth in the over age 50 population; we believe that individuals in that age category tend to focus their investments in higher yielding stocks like REITs. Institutions have been increasing their allocations to real estate securities. We believe that the demand for real estate made 2006 the biggest merger and acquisition year ever in the real estate securities market.

Fund Strategies, Techniques and Performance

Our primary investment objective is to earn and pay a high level of current income to our common shareholders by investing in real estate companies. Our secondary investment objective is capital appreciation. There can be no assurances that we will meet our investment objectives.

During 2006, our total return on net asset value, or NAV (including NAV changes and assuming a hypothetical reinvestment of distributions at NAV) was 35.3%. During that same period, the total return for the MSCI US REIT Total Return Index (an unmanaged index of REIT common stocks) was 35.9% and the total return for the Merrill Lynch REIT Preferred Index (an unmanaged index of REIT preferred stocks) was 9.7%. We believe these two indices are relevant to us because our investments, excluding short term investments, as of December 31, 2006, include 73% REIT common stocks and 25% REIT preferred stocks. The S&P 500 Index (an unmanaged index published as Standard and Poor's Composite Index of 500 common stocks) total return for 2006 was 15.8%.

Portfolio holdings by sub-sector as a percentage of investments
(as of December 31, 2006) *

REITs
Diversified	17%
Health care	15%
Hospitality	11%
Mortgage	10%
Others, less than 10% each	42%

Total REITs	95%
Other	2%
Short term investments	3%

Total investments	100%

*
These percentages represent the Fund's portfolio holdings by sub-sector as a percentage of total portfolio holdings and do not agree with the percentages included in the Portfolio of Investments schedule which represent the Fund's portfolio holdings by sub-sector as a percentage of the Fund's total net assets.

RMR Real Estate Fund
Portfolio of Investments – December 31, 2006

Company	Shares	Value

Common Stocks – 99.6% Real Estate Investment Trusts – 96.8%
Apartments – 10.5%
Apartment Investment & Management Co.	58,100	$3,254,762
Associated Estates Realty Corp.	100,400	1,379,496
BNP Residential Properties, Inc.	200,000	4,830,000
Home Properties, Inc.	71,800	4,255,586
United Dominion Realty Trust, Inc.	12,000	381,480

		14,101,324
Diversified – 22.3%
Centracore Properties Trust	28,050	906,856
Colonial Properties Trust	131,700	6,174,096
Cousins Properties, Inc.	10,100	356,227
Crescent Real Estate Equities Co.	372,500	7,356,875
Duke Realty Corp.	7,000	286,300
iStar Financial, Inc.	6,000	286,920
Lexington Corporate Properties Trust	252,400	5,658,808
Liberty Property Trust	24,000	1,179,360
National Retail Properties, Inc.	310,700	7,130,565
Newkirk Realty Trust, Inc.	8,000	144,320
Spirit Finance Corp.	17,500	218,225
Vornado Realty Trust	3,000	364,500
Washington Real Estate Investment Trust	300	12,000

		30,075,052
Health Care – 13.6%
Cogdell Spencer, Inc.	15,000	322,500
Health Care Property Investors, Inc.	19,080	702,526
Health Care REIT, Inc.	162,600	6,995,052
Healthcare Realty Trust, Inc.	11,200	442,848
Medical Properties Trust, Inc.	20,900	319,770
Nationwide Health Properties, Inc.	257,600	7,784,672
OMEGA Healthcare Investors, Inc.	85,200	1,509,744
Universal Health Realty Income Trust	7,000	272,860

		18,349,972
Hospitality – 2.7%
Ashford Hospitality Trust, Inc.	2,500	31,125
Eagle Hospitality Properties Trust, Inc.	60,000	550,800
Entertainment Properties Trust	22,000	1,285,680
Equity Inns, Inc.	5,000	79,800
FelCor Lodging Trust, Inc.	17,000	371,280
Hersha Hospitality Trust	6,100	69,174
See notes to financial statements and notes to portfolio of investments.

Hospitality – continued
Highland Hospitality Corp.	7,000	$99,750
LaSalle Hotel Properties	3,200	146,720
Supertel Hospitality, Inc.	150,000	1,039,500

		3,673,829
Industrial – 7.9%
DCT Industrial Trust, Inc.	12,500	147,500
EastGroup Properties, Inc.	4,400	235,664
First Industrial Realty Trust, Inc.	204,640	9,595,570
ProLogis	11,000	668,470

		10,647,204
Manufactured Homes – 1.8%
Sun Communities, Inc.	75,900	2,456,124
Mortgage – 11.2%
Abingdon Investment, Ltd. (a)(b)	550,000	5,500,000
Alesco Financial, Inc.	539,600	5,773,720
American Home Mortgage Investment Corp.	4,000	140,480
American Mortgage Acceptance Co.	22,800	384,864
Anthracite Capital, Inc.	2,000	25,460
Arbor Realty Trust, Inc.	1,200	36,108
Crystal River Capital, Inc.	26,800	684,204
HomeBanc Corp.	12,500	52,875
KKR Financial Corp.	5,500	147,345
New Century Financial Corp.	12,000	379,080
Newcastle Investment Corp.	17,600	551,232
NovaStar Financial, Inc.	43,500	1,159,275
Thornburg Mortgage, Inc.	7,000	175,910

		15,010,553
Office – 11.2%
American Financial Realty Trust	77,100	882,024
Boston Properties, Inc.	9,000	1,006,920
Brandywine Realty Trust	2,400	79,800
Columbia Equity Trust, Inc.	3,000	57,330
Corporate Office Properties Trust	11,500	580,405
Douglas Emmett, Inc.	12,500	332,375
Equity Office Properties Trust	140,000	6,743,800
Highwoods Properties, Inc.	55,000	2,241,800
Mack-Cali Realty Corp.	6,000	306,000
See notes to financial statements and notes to portfolio of investments.

Office – continued
Maguire Properties, Inc.	48,000	$1,920,000
Parkway Properties, Inc.	400	20,404
SL Green Realty Corp.	7,000	929,460

		15,100,318
Other Financial Services 0.0%
Friedman Billings Ramsey Group, Inc.	5,000	40,000
Retail – 8.5%
CBL & Associates Properties, Inc.	24,000	1,040,400
Cedar Shopping Centers, Inc.	5,000	79,550
Developers Diversified Realty Corp.	2,000	125,900
Equity One, Inc.	5,000	133,300
Feldman Mall Properties, Inc.	3,000	37,500
Glimcher Realty Trust	93,400	2,494,714
New Plan Excel Realty Trust	187,780	5,160,194
Pennsylvania Real Estate Investment Trust	12,000	472,560
Ramco-Gershenson Properties Trust	3,000	114,420
Realty Income Corp.	18,200	504,140
Simon Property Group, Inc.	2,000	202,580
The Mills Corp.	45,100	902,000
Urstadt Biddle Properties, Inc.	6,800	129,812

		11,397,070
Specialty – 4.9%
Getty Realty Corp.	32,600	1,007,340
Resource Capital Corp.	12,000	203,400
Trustreet Properties, Inc.	322,200	5,429,070

		6,639,810
Storage – 2.2%
Sovran Self Storage, Inc.	50,000	2,864,000
U-Store-It Trust	5,000	102,750

		2,966,750
Total Real Estate Investment Trusts (Cost $103,536,842)		130,458,006
See notes to financial statements and notes to portfolio of investments.

Other – 2.8%
American Capital Strategies, Ltd.	34,500	$1,595,970
Iowa Telecommunication Services, Inc.	55,500	1,093,905
Seaspan Corp.	48,200	1,114,384
Total Other (Cost $3,026,416)		3,804,259
Total Common Stocks (Cost $106,563,258)		134,262,265
Preferred Stocks – 33.0%
Real Estate Investment Trusts – 33.0%
Apartments – 1.8%
Apartment Investment & Management Co., Series G	32,800	862,640
Apartment Investment & Management Co., Series T	60,000	1,527,000

		2,389,640
Diversified – 1.4%
Colonial Properties Trust, Series D	10,000	261,200
Colonial Properties Trust, Series E	62,910	1,593,510

		1,854,710
Health Care – 6.6%
Health Care REIT, Inc., Series G	20,000	620,000
LTC Properties, Inc., Series F	160,000	4,024,000
OMEGA Healthcare Investors Inc., Series D	160,000	4,277,600

		8,921,600
Hospitality – 12.0%
Ashford Hospitality Trust, Series A	107,900	2,792,452
Eagle Hospitality Properties Trust, Inc., Series A	28,000	714,560
Equity Inns, Inc., Series B	34,000	895,050
FelCor Lodging Trust, Inc., Series A (c)	83,000	2,074,170
FelCor Lodging Trust, Inc., Series C	49,200	1,240,332
Innkeepers USA Trust, Series C	120,000	3,025,200
Strategic Hotels & Resorts, Inc., Series B	54,500	1,410,188
Winston Hotels, Inc., Series B	160,000	4,053,600

		16,205,552
Manufactured Homes – 5.3%
Affordable Residential Communities, Series A	280,000	7,084,000
See notes to financial statements and notes to portfolio of investments.

Mortgage – 2.7%
New Century Financial Corp., Series A	20,000	$485,000
RAIT Investment Trust, Series A	125,000	3,156,250

		3,641,250
Office – 0.7%
Alexandria Real Estate Equities, Inc., Series B	5,000	125,450
Corporate Office Properties Trust, Series J	4,000	103,500
Kilroy Realty Corp., Series F	30,000	760,500

		989,450
Retail – 2.5%
CBL & Associates Properties, Inc., Series B	20,000	1,007,000
Glimcher Realty Trust, Series F	20,000	521,800
Glimcher Realty Trust, Series G	50,000	1,267,500
The Mills Corp., Series E	7,100	163,726
The Mills Corp., Series G	17,000	373,150

		3,333,176
Total Preferred Stocks (Cost $42,265,067)		44,419,378
Short Term Investments – 4.4%
Other Investment Companies – 4.4%
SSgA Money Market Fund, 4.99% (d) (Cost $5,988,968)	5,988,968	5,988,968
Total Investments – 137.0% (Cost $154,817,293)		184,670,611
Other assets less liabilities – 0.1%		150,264
Preferred Shares, at liquidation preference – (37.1)%		(50,000,000)
Net Assets applicable to common shareholders – 100%		$134,820,875

Notes to Portfolio of Investments

(a)
144A securities. Securities restricted for resale to Qualified Institutional Buyers (4.1% of net assets).

(b)
As of December 31, 2006, this security had not paid a distribution.

(c)
Convertible into common stock.

(d)
Rate reflects 7 day yield as of December 31, 2006.

See notes to financial statements.

RMR Real Estate Fund
Financial Statements

Statement of Assets and Liabilities

December 31, 2006

Assets
Investments in securities, at value (cost $154,817,293)	$184,670,611
Cash	67,365
Dividends and interest receivable	1,279,823

Total assets	186,017,799

Liabilities
Distributions payable – common shares	682,400
Advisory fee payable	94,449
Payable for investment securities purchased	62,280
Distributions payable – preferred shares	50,060
Accrued expenses and other liabilities	307,735

Total liabilities	1,196,924

Preferred shares, at liquidation preference
Auction preferred shares, Series T; $.001 par value per share; 2,000 shares issued and outstanding at $25,000 per share liquidation preference	50,000,000

Net assets attributable to common shares	$134,820,875

Composition of net assets
Common shares, $.001 par value per share; unlimited number of shares authorized, 6,824,000 shares issued and outstanding	$6,824
Additional paid-in capital	96,510,797
Accumulated net realized gain on investment transactions	8,449,936
Net unrealized appreciation on investments	29,853,318

Net assets attributable to common shares	$134,820,875

Net asset value per share attributable to common shares (based on 6,824,000 common shares outstanding)	$19.76

See notes to financial statements.

RMR Real Estate Fund

Financial Statements – continued

Statement of Operations

For the Year Ended December 31, 2006

Investment Income
Dividends (Cash distributions, net of capital gain and return of capital distributions, received or due)	$8,163,300
Interest	365,283

Total investment income	8,528,583

Expenses
Advisory	1,445,910
Excise tax	174,826
Preferred share remarketing	122,999
Administrative	115,153
Audit and legal	83,538
Custodian	78,927
Shareholder reporting	48,992
Compliance and internal audit	41,677
Trustees' fees and expenses	20,404
Other	97,241

Total expenses	2,229,667
Less: expenses waived by the Advisor	(425,268)

Net expenses	1,804,399

Net investment income	6,724,184

Realized and unrealized gain on investments
Net realized gain on investments	11,075,804
Net change in unrealized appreciation on investments	20,905,533

Net realized and unrealized gain on investments	31,981,337

Distributions to preferred shareholders from net investment income	(1,552,028)
Distributions to preferred shareholders from net realized gain on investments	(813,812)

Net increase in net assets attributable to common shares resulting from operations	$36,339,681

See notes to financial statements.

RMR Real Estate Fund
Financial Statements – continued

Statement of Changes in Net Assets

	Year Ended December 31, 2006	Year Ended December 31, 2005

Increase (decrease) in net assets resulting from operations
Net investment income	$6,724,184	$4,370,527
Net realized gain on investments	11,075,804	6,758,346
Net change in unrealized appreciation/(depreciation) on investments	20,905,533	(7,347,940)
Distributions to preferred shareholders from:
Net investment income	(1,552,028)	(667,974)
Net realized gain on investments	(813,812)	(928,346)

Net increase in net assets attributable to common shares resulting from operations	36,339,681	2,184,613

Distributions to common shareholders from:
Net investment income	(5,371,982)	(3,702,553)
Net realized gain on investments	(2,816,818)	(5,168,647)

Total increase (decrease) in net assets attributable to common shares	28,150,881	(6,686,587)
Net assets attributable to common shares
Beginning of year	106,669,994	113,356,581

End of year	$134,820,875	$106,669,994

Common shares issued and repurchased
Shares outstanding, beginning of year	6,824,000	6,824,000
Shares issued	—	—

Shares outstanding, end of year	6,824,000	6,824,000

See notes to financial statements.

RMR Real Estate Fund
Financial Highlights

Selected Data For A Common Share Outstanding Throughout Each Period

	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004	For the Period December 18, 2003(a) to December 31, 2003

Per Common Share Operating Performance (b)
Net asset value, beginning of period	$15.63	$16.61	$14.35	$14.33	(c)

Income from Investment Operations
Net investment income (d)(e)	.99	.64	.47	.10
Net realized and unrealized appreciation/(depreciation) on investments (e)	4.69	(.08)	3.11	(.05)
Distributions to preferred shareholders (common stock equivalent basis) from:
Net investment income (e)	(.23)	(.10)	(.05)	—
Net realized gain on investments (e)	(.12)	(.14)	(.05)	—

Net increase in net asset value from operations	5.33	.32	3.48	.05
Less: Distributions to common shareholders from:
Net investment income (e)	(.79)	(.54)	(.53)	—
Net realized gain on investments (e)	(.41)	(.76)	(.57)	—
Common share offering costs charged to capital	—	—	—	(.03)
Preferred share offering costs charged to capital	—	—	(.12)	—

Net asset value, end of period	$19.76	$15.63	$16.61	$14.35

Market price, beginning of period	$13.15	$14.74	$15.00	$15.00

Market price, end of period	$17.48	$13.15	$14.74	$15.00

Total Return (f)
Total investment return based on:
Market price (g)	43.77%	(1.96)%	6.42%	0.00%
Net asset value (g)	35.27%	2.10%	24.73%	0.14%
Ratios/Supplemental Data:
Ratio to average net assets attibutable to common shares of:
Net investment income, before total preferred share distributions (d)(e)	5.60%	4.02%	3.22%	27.45%	(h)
Total preferred share distributions	1.97%	1.47%	0.67%	0.00%	(h)
Net investment income, net of preferred share distributions (d)(e)	3.63%	2.55%	2.55%	27.45%	(h)
Expenses, net of fee waivers	1.50%	1.50%	1.69%	2.40%	(h)
Expenses, before fee waivers	1.86%	1.87%	2.05%	2.65%	(h)
Portfolio turnover rate	36.20%	22.15%	35.52%	17.49%
Net assets attributable to common shares, end of period (000s)	$134,821	$106,670	$113,357	$95,776
Preferred shares, liquidation preference ($25,000 per share) (000s)	$50,000	$50,000	$50,000	$—
Asset coverage per preferred share (i)	$92,411	$78,335	$81,679	$—
(a)
Commencement of operations.
(b)
Based on average shares outstanding.
(c)
Net asset value at December 18, 2003, reflects the deduction of the average sales load and offering costs of $0.67 per share paid by the holders of common shares from the $15.00 offering price. We paid a sales load and offering cost of $0.68 per share on 6,660,000 common shares sold to the public and no sales load or offering costs on 7,000 common shares sold to affiliates of the RMR Advisors for $15 per share.
(d)
Amounts are net of expenses waived by RMR Advisors.
(e)
As discussed in Note A (6) to the financial statements, a portion of the distributions we received on our investments are not included in investment income for financial reporting purposes.
(f)
Total returns for periods of less than one year are not annualized.
(g)
Total return based on per share market price assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated; dividends and distributions, if any, are assumed to be reinvested at market prices on the ex-dividend date. The total return based on net asset value, or NAV, assumes the purchase of common shares at NAV on the first day and sales of common shares at NAV on the last day of the period indicated; distributions are assumed to be reinvested at NAV on the ex-dividend date. Results represent past performance and do not guarantee future results. Total return would have been lower if RMR Advisors had not contractually waived a portion of its investment advisory fee.
(h)
Annualized.
(i)
Asset coverage per share equals net assets attributable to common shares plus the liquidation preference of the preferred shares divided by the total number of preferred shares outstanding at the end of the period.

See notes to financial statements.

RMR Real Estate Fund
Notes to Financial Statements

December 31, 2006

Note A

(1)  Organization

RMR Real Estate Fund, or the Fund, was organized as a Massachusetts business trust on July 2, 2002, and is registered under the Investment Company Act of 1940, as amended, as a non-diversified closed-end management investment company. The Fund had no operations prior to December 18, 2003, other than matters relating to the Fund's establishment and registration of the Fund's common shares under the Securities Act of 1933.

(2)  Use of Estimates

Preparation of these financial statements in conformity with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that may affect the amounts reported in the financial statements and related notes. The actual results could differ from these estimates.

(3)  Portfolio Valuation

Investment securities of the Fund are valued at the latest sales price whenever that price is readily available on that day; securities for which no sales were reported on that day, unless otherwise noted, are valued at the last available bid price on that day. Securities traded primarily on the NASDAQ Stock Market, or NASDAQ, are normally valued by the Fund at the NASDAQ Official Closing Price, or NOCP, provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:06 p.m., eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Some fixed income securities may be valued using pricing provided by a pricing service. Any of the Fund's securities which are not readily marketable, which are not traded or which have other characteristics of illiquidity are valued by the Fund at fair value as determined in good faith under the supervision of the Fund's board of trustees. Numerous factors may be considered when determining fair value of a security, including cost at date of purchase, type of security, the nature and duration of restrictions on disposition of the security and whether the issuer of the security being fair valued has other securities of the same type outstanding. Short term debt securities with less than 60 days until maturity may be valued at cost, which when combined with interest accrued, approximates market value.

(4)  Securities Transactions and Investment Income

Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

(5)  Federal Income Taxes

The Fund has qualified and intends to qualify in the future as a "regulated investment company" and to comply with the applicable provisions of subchapter M of the Internal Revenue Code of 1986, as amended, so that it will generally not be subject to federal income tax. However, the Fund may be subject to a 4% excise tax to the extent the Fund does not distribute substantially all taxable earnings.

(6)  Distributable Earnings

The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to pay a stable distribution amount to common shareholders on a monthly basis and distributions to Fund shareholders are declared pursuant to this policy. The Fund paid distributions of $0.10 per common share on January 31, 2007. On February 12, 2007, the Fund declared distributions of $0.10 per common share payable in February, March and April 2007. Distributions to shareholders are recorded on the ex-dividend date. The Fund's distributions may consist of ordinary income (net investment income and short term capital gains), long term capital gains and return of capital. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carry-forwards, it is the policy of the Fund not to distribute such gains. Distributions to preferred shareholders are determined as described in Note D.

The Fund has substantial investments in real estate investment trusts, or REITs, which are generally not subject to federal income taxes. Distributions that the Fund received from REITs can be classified as ordinary income, capital gain income or return of capital by the REITs that make these distributions to the Fund. The Fund has excluded from its investment income the portions of the distributions received from REITs classified by those REITs as capital gain income and return of capital. The Fund has included in its "net realized gain on investments" that portion of the distributions received from REITs that is classified by those REITs as capital gain income. Similarly, the Fund has credited its "net change in unrealized appreciation on investments" with that portion of the distributions received from REITs that is classified by those REITs as return of capital. The classification of distributions received from the Fund's investments were as follows:

	Year ended December 31, 2006	Year ended December 31, 2005
Ordinary income	$8,163,300	$5,904,080
Capital gain income	1,891,893	2,745,522
Return of capital	2,131,782	2,860,098

Total distributions received	$12,186,975	$11,509,700

The Fund distinguishes between distributions to shareholders on a tax basis and a financial reporting basis. Only distributions in excess of accumulated tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statement of Assets and Liabilities.

The tax character of distributions made by the Fund during the years ended December 31, 2006 and December 31, 2005, were as follows:

	Year ended December 31, 2006	Year ended December 31, 2005
Ordinary income	$7,985,219	$4,881,039
Net long term capital gains	2,569,421	5,586,481

	$10,554,640	$10,467,520

As of December 31, 2006, the components of distributable earnings on a federal income tax basis were as follows:

Undistributed ordinary income	$—
Undistributed net long-term capital gains	8,659,498
Net unrealized appreciation	29,643,756

The differences between the financial reporting basis and tax basis of undistributed net long term capital gains and net unrealized appreciation are due to wash sales of portfolio investments.

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation as of December 31, 2006, are as follows:

Cost	$155,026,855

Gross unrealized appreciation	$31,319,332
Gross unrealized depreciation	(1,675,576)

Net unrealized appreciation	$29,643,756

(7)  Concentration of Risk

Under normal market conditions, the Fund's investments will be concentrated in income producing common shares, preferred shares and debt securities, including convertible preferred and debt securities, issued by real estate companies and REITs. The value of Fund shares may fluctuate more than the shares of a fund not concentrated in the real estate industry due to economic, legal, regulatory, technological or other developments affecting the United States real estate industry.

(8)  Recent Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 is effective for fiscal years beginning after December 15, 2006. The Securities and Exchange Commission has since delayed the application of FIN 48 to open and closed end funds to not later than June 29, 2007. FIN 48 prescribes how the Fund should recognize, measure and present in the Fund's financial statements uncertain tax provisions that have been taken or expected to be taken in a tax return. Pursuant to FIN 48 the Fund can recognize a tax benefit only if it is "more likely than not" that a particular tax position will be sustained upon examination or audit. To the extent the "more likely than not" standard has been satisfied the benefits associated with a tax position is measured as the largest amount that is greater than 50% likely of being realized upon settlement. The Fund has evaluated the effect that the adoption of FIN 48 will have on its financial statements and does not anticipate the effect, if any, will be material.

In September 2006, FASB issued Statement of Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), which is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands required disclosures about fair value measurements. The Fund is currently evaluating the impact, if any, the adoption of SFAS 157 will have on its financial statements.

Note B

Advisory and Administration Agreements and Other Transactions with Affiliates

The Fund has an advisory agreement with RMR Advisors, Inc., or RMR Advisors, to provide the Fund with a continuous investment program, to make day-to-day investment decisions and generally to manage the business affairs of the Fund in accordance with its investment objectives and policies. Pursuant to the agreement, RMR Advisors is compensated at an annual rate of 0.85% of the Fund's average daily managed assets. Managed assets means the total assets of the Fund less liabilities other than any indebtedness entered into for purposes of leverage. For purposes of calculating managed assets, the liquidation preference of preferred shares are not considered liabilities.

RMR Advisors has contractually agreed to waive a portion of its annual fee equal to 0.25% of the Fund's average daily managed assets until December 18, 2008. The Fund incurred net advisory fees of $1,020,642 in 2006.

RMR Advisors, and not the Fund, has contractually agreed to pay the lead underwriter of the Fund's initial public offering, an annual fee equal to 0.15% of the Fund's managed assets. This fee is paid quarterly in arrears during the term of RMR Advisors' advisory agreement and is paid by the RMR Advisors, not the Fund. The aggregate fees paid pursuant to the contract plus reimbursement of legal expenses of the underwriters in that offering will not exceed 4.5% of the total price of the common shares in the initial public offering.

RMR Advisors also performs administrative functions for the Fund pursuant to an administration agreement with the Fund. RMR Advisors has entered into a subadministration agreement with State Street Bank and Trust Company, or State Street, to perform substantially all Fund accounting and other administrative services. Under the administration agreement, RMR Advisors is entitled to reimbursement of the cost of providing administrative services. The Fund reimbursed RMR Advisors for $115,153 of subadministrative fees charged by State Street in 2006.

Each trustee who is not a director, officer or employee of RMR Advisors and who is not an "interested person" of the Fund as defined under the Investment Company Act of 1940, as amended, is considered to be a "disinterested trustee". Disinterested trustees are each paid by the Fund an annual fee plus fees for board and committee meetings. The Fund incurred $20,404 of trustee fees and expenses in 2006.

The Fund's board of trustees and separately the disinterested trustees authorized the Fund to make reimbursement payments to RMR Advisors for costs related to the Fund's compliance and internal audit programs. The Fund incurred $41,677 of compliance and internal audit expense in 2006. The Fund also participates in pooled insurance programs with RMR Advisors and other funds managed by RMR Advisors and makes payments of allocated portions of related premiums. The Fund incurred $21,411 of insurance expense in 2006.

Note C

Securities Transactions

During the year ended December 31, 2006, there were purchases and sales transactions (excluding short term securities) of $59,802,815 and $59,305,648, respectively. Brokerage commissions on securities transactions amounted to $64,920 during the year ended December 31, 2006.

Note D

Preferred Shares

The Fund's 2,000 outstanding Series T auction preferred shares have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid distributions. The preferred shares are senior to the Fund's common shares and rank on parity with any other class or series of preferred shares of the Fund as to the payment of periodic distributions, including distribution of assets upon liquidation. If the Fund does not timely cure a failure to (1) maintain asset coverage for the preferred shares as required by rating agencies, or (2) maintain asset coverage, as defined in the Investment Company Act of 1940, as amended, of at least 200%, the preferred shares will be subject to redemption at an amount equal to their liquidation preference plus accumulated but unpaid distributions. The holders of the preferred shares have voting rights equal to the holders of the Fund's common shares and generally vote together with the holders of the common shares as a single class. Holders of the preferred shares, voting as a separate class, also are entitled to elect two of the Fund's trustees. The Fund pays distributions on the preferred shares at a rate set at auctions held generally every seven days. Distributions are generally payable every seven days, on the first business day following the end of a distribution period. The preferred share distribution rate was 5.15% per annum as of December 31, 2006.

Note E

Submission of Proposals to a Vote of Shareholders (unaudited)

The annual meeting of Fund shareholders was held on May 9, 2006. Following is a summary of the proposals submitted to shareholders for vote at the meeting and votes cast:

Proposal	Votes for	Votes withheld	Votes abstained
Common shares
Election of Frank J. Bailey as trustee until the 2009 annual meeting.	6,380,655	73,798	—
Preferred shares
Election of Frank J. Bailey as trustee until the 2009 annual meeting.	391	47	—
Election of Gerard M. Martin as trustee until the 2009 annual meeting.	391	47	—

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and
Shareholders of RMR Real Estate Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RMR Real Estate Fund (the "Fund") as of December 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers are not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RMR Real Estate Fund at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 16, 2007

RMR Hospitality and Real Estate Fund
December 31, 2006

To our shareholders,

In the pages that follow, you will find data summarizing our financial results for 2006 and our financial position as of December 31, 2006.

For 2006, our investment allocation to the sub-sector of mortgage real estate investment trusts, or REITs, increased from 1% to 7% of total investments, our largest sub-sector increase. During the same time period, our allocation to the office sub-sector decreased from 20% to 13% of total investments, the largest sub-sector decrease. These changes reflect our view of the business environments in these sub-sectors, the strengths and weakness of the companies that operate in those sub-sectors and the share prices of individual companies. During 2007, we will continue to monitor market conditions and position our portfolio according to our views of market conditions.

For securities that we held continuously during 2006, our three best performing investments during the period were the common stocks of BNP Residential Properties, Inc., Nationwide Health Properties, Inc. and Health Care Property Investors, Inc., with total returns during this period of 60%, 49% and 45%, respectively. Our three worst performing investments during the same period were common shares of Crescent Real Estate Equities, Inc., preferred shares of LBA Realty, Inc. and common shares of The Mills Corp. with total returns of positive 7%, negative 14% and negative 47%, respectively.

Thank you for your continued support. For more information, please view our website, at www.rmrfunds.com.

Sincerely,

Thomas M. O'Brien
President

RMR Hospitality and Real Estate Fund
December 31, 2006

Relevant Market Conditions

Hospitality Industry Fundamentals.    We expect the strong operating environment in 2006 to continue into 2007. Most companies operating in the hospitality business are seeing demand growth, which is driving revenues per available room, or RevPAR, a key operating measure in the hospitality industry, higher. Hotel room supply growth is currently increasing but was constrained in 2006 due to high investment cost and the lead time required for development. Private equity investors have eliminated the public securities of several hospitality companies which seems to have been a factor increasing the value of the remaining hospitality companies' securities.

Real Estate Industry Fundamentals    We believe that the operating environment for real estate companies will continue to improve in 2007, although not at the same rate as 2006. We expect vacancy rates to decline, rental rates to improve and funds from operations, or FFO, an important measure of performance for real estate companies, to grow. Most public real estate companies have ample liquidity to make acquisitions to further increase their earnings potential.

Real Estate Industry Technicals.    We believe demand for real estate securities over the long term will continue to increase. Demographic trends in the U.S. include growth in the over age 50 population; we believe that individuals in that age category tend to focus their investments in higher yielding stocks like REITs. Institutions have been increasing their allocations to real estate securities. We believe that demand for real estate made 2006 the biggest merger and acquisition year ever in the real estate securities market.

Fund Strategies, Techniques and Performance

Our primary objective is to earn and pay to our common shareholders a high level of current income by investing in hospitality and real estate companies. Our secondary objective is capital appreciation. There can be no assurance that we will achieve our investment objectives.

During 2006, our total return on net asset value, or NAV (including NAV changes and assuming a hypothetical reinvestment of distributions at NAV) was 25.9%. During that same period, the total return for the MSCI US REIT Total Return Index (an unmanaged index of REIT common stocks) was 35.9% and the total return for the Merrill Lynch REIT Preferred Index (an unmanaged index of REIT preferred stocks) was 9.7%. We believe these two indices are relevant to us because our investments, excluding short term investments, as of December 31, 2006, include 62% REIT common stocks and 30% REIT preferred stocks. The S&P 500 Index (an unmanaged index published as Standard and Poor's Composite Index of 500 common stocks) total return for 2006 was 15.8%.

Portfolio holdings by sub-sector as a percentage of investments (as of December 31, 2006) *

Hospitality real estate	31%
Diversified real estate	17%
Office real estate	13%
Health care real estate	10%
Others, less than 10% each	28%
Short term investments	1%

Total investments	100%

REITs	93%
Other	6%
Short term investments	1%

Total investments	100%

*
These percentages represent the Fund's portfolio holdings by sub-sector as a percentage of total portfolio holdings and do not agree with the percentages included in the Portfolio of Investments schedule which represent the Fund's portfolio holdings by sub-sector as a percentage of the Fund's total net assets.

RMR Hospitality and Real Estate Fund
Portfolio of Investments – December 31, 2006

Company	Shares	Value

Common Stocks – 92.2%
Real Estate Investment Trusts – 88.9%
Apartments – 5.1%
Apartment Investment & Management Co.	36,200	$2,027,924
Associated Estates Realty Corp.	5,600	76,944
BNP Residential Properties, Inc.	16,000	386,400
Home Properties, Inc.	5,500	325,985
United Dominion Realty Trust, Inc.	14,100	448,239

		3,265,492
Diversified – 22.2%
Centracore Properties Trust	14,150	457,470
Colonial Properties Trust	81,900	3,839,472
Cousins Properties, Inc.	10,000	352,700
Crescent Real Estate Equities Co.	166,500	3,288,375
iStar Financial, Inc.	6,000	286,920
Lexington Corporate Properties Trust	107,400	2,407,908
Liberty Property Trust	26,000	1,277,640
National Retail Properties, Inc.	89,850	2,062,057
Newkirk Realty Trust, Inc.	8,000	144,320
Spirit Finance Corp.	12,500	155,875
Washington Real Estate Investment Trust	300	12,000

		14,284,737
Health Care – 10.5%
Health Care Property Investors, Inc.	6,770	249,271
Health Care REIT, Inc.	75,740	3,258,335
Healthcare Realty Trust, Inc.	4,300	170,022
Medical Properties Trust, Inc.	17,050	260,865
Nationwide Health Properties, Inc.	86,000	2,598,920
OMEGA Healthcare Investors, Inc.	2,000	35,440
Universal Health Realty Income Trust	5,000	194,900

		6,767,753
Hospitality – 10.7%
Ashford Hospitality Trust, Inc.	59,000	734,550
Eagle Hospitality Properties Trust, Inc.	51,000	468,180
Entertainment Properties Trust	18,800	1,098,672
Equity Inns, Inc.	31,200	497,952
FelCor Lodging Trust, Inc.	20,000	436,800
Hersha Hospitality Trust	38,100	432,054
Highland Hospitality Corp.	9,000	128,250
Host Hotels & Resorts, Inc.	4,000	98,200
Innkeepers USA Trust	38,200	592,100
LaSalle Hotel Properties	5,200	238,420
See notes to financial statements and notes to portfolio of investments.

Hospitality – continued
Strategic Hotels & Resorts, Inc.	2,000	$43,580
Sunstone Hotel Investors, Inc.	8,000	213,840
Supertel Hospitality, Inc.	250,130	1,733,401
Winston Hotels, Inc.	10,000	132,500

		6,848,499
Industrial – 9.1%
DCT Industrial Trust, Inc.	5,300	62,540
EastGroup Properties, Inc.	4,000	214,240
First Industrial Realty Trust, Inc.	104,160	4,884,062
ProLogis	11,000	668,470

		5,829,312
Manufactured Homes – 0.1%
Sun Communities, Inc.	2,000	64,720
Mortgage – 7.9%
Abingdon Investment, Ltd. (a)(b)	200,000	2,000,000
American Mortgage Acceptance Co.	12,700	214,376
Arbor Realty Trust, Inc.	1,100	33,099
Crystal River Capital, Inc.	26,900	686,757
HomeBanc Corp.	12,500	52,875
KKR Financial Corp.	5,500	147,345
New Century Financial Corp.	9,000	284,310
Newcastle Investment Corp.	17,600	551,232
NovaStar Financial, Inc.	35,500	946,075
Thornburg Mortgage, Inc.	7,000	175,910

		5,091,979
Office – 11.3%
American Financial Realty Trust	37,500	429,000
Brandywine Realty Trust	46,400	1,542,800
Columbia Equity Trust, Inc.	3,000	57,330
Corporate Office Properties Trust	11,500	580,405
Douglas Emmett, Inc.	8,300	220,697
Equity Office Properties Trust	50,000	2,408,500
Highwoods Properties, Inc.	45,000	1,834,200
Maguire Properties, Inc.	4,000	160,000
Parkway Properties, Inc.	300	15,303

		7,248,235
Other Financial Services – 0.1%
Friedman Billings Ramsey Group, Inc.	5,000	40,000
See notes to financial statements and notes to portfolio of investments.

Retail – 5.8%
CBL & Associates Properties, Inc.	9,000	$390,150
Developers Diversified Realty Corp.	2,000	125,900
Equity One, Inc.	3,000	79,980
Glimcher Realty Trust	23,400	625,014
New Plan Excel Realty Trust	46,270	1,271,500
Pennsylvania Real Estate Investment Trust	2,000	78,760
Ramco-Gershenson Properties Trust	3,000	114,420
Realty Income Corp.	12,200	337,940
The Mills Corp.	36,100	722,000
Urstadt Biddle Properties, Inc.	800	15,272

		3,760,936
Specialty – 5.4%
Getty Realty Corp.	34,000	1,050,600
Resource Capital Corp.	2,000	33,900
Trustreet Properties, Inc.	143,200	2,412,920

		3,497,420
Storage – 0.7%
Sovran Self Storage, Inc.	8,100	463,968
Total Real Estate Investment Trusts (Cost $47,255,187)		57,163,051
Other – 3.3%
American Capital Strategies, Ltd.	14,500	670,770
Iowa Telecommunication Services, Inc.	25,800	508,518
Seaspan Corp.	33,400	772,208
Wyndham Worldwide Corp. (b) (c)	6,000	192,120
Total Other (Cost $1,718,980)		2,143,616
Total Common Stocks (Cost $48,974,167)		59,306,667
Preferred Stocks – 42.0%
Real Estate Investment Trusts – 42.0%
Apartments – 1.0%
Apartment Investment & Management Co., Series U	24,000	612,480
Diversified – 2.4%
Colonial Properties Trust, Series E	23,067	584,288
Digital Realty Trust, Inc., Series A	15,000	389,850
LBA Realty LLC, Series B	30,000	600,000

		1,574,138
See notes to financial statements and notes to portfolio of investments.

Health Care – 4.1%
Health Care REIT, Inc., Series F	40,000	$1,034,800
Health Care REIT, Inc., Series G	20,000	620,000
LTC Properties, Inc., Series F	40,000	1,006,000

		2,660,800
Hospitality – 24.3%
Ashford Hospitality Trust, Series A	46,000	1,190,480
Eagle Hospitality Properties Trust, Inc., Series A	28,000	714,560
FelCor Lodging Trust, Inc., Series C	60,000	1,512,600
Hersha Hospitality Trust, Series A	44,000	1,155,000
Highland Hospitality Corp., Series A	170,000	4,311,200
Host Marriott Corp., Series E	100,000	2,659,000
Innkeepers USA Trust, Series C	27,000	680,670
LaSalle Hotel Properties, Series E	5,000	128,525
LaSalle Hotel Properties, Series G	10,000	254,500
Strategic Hotels & Resorts, Inc., Series C	20,000	515,000
Winston Hotels, Inc., Series B	99,000	2,508,165

		15,629,700
Manufactured Homes – 0.4%
Affordable Residential Communities, Series A	9,600	242,880
Mortgage – 1.7%
HomeBanc Corp., Series A	25,000	613,750
New Century Financial Corp., Series A	20,000	485,000

		1,098,750
Office – 7.7%
Alexandria Real Estate Equities, Inc., Series C	120,000	3,139,200
SL Green Realty Corp., Series D	70,000	1,818,250

		4,957,450
Retail – 0.4%
The Mills Corp., Series E	1,800	41,508
The Mills Corp., Series G	10,000	219,500

		261,008
Total Preferred Stocks (Cost $26,095,934)		27,037,206
See notes to financial statements and notes to portfolio of investments.

Company	Shares or Principal Amount	Value

Debt Securities – 8.4%
Hospitality – 8.4%
American Real Estate Partners LP, 8.125%, 06/01/2012	$2,000,000	$2,065,000
FelCor Lodging LP, 8.50%, 06/01/2011 (d)	1,600,000	1,704,000
Six Flags, Inc., 9.75%, 04/15/2013	1,760,000	1,652,200
Total Debt Securities (Cost $5,257,516)		5,421,200
Short Term Investments – 0.9%
Other Investment Companies – 0.9%
SSgA Money Market Fund, 4.99% (e) (Cost $566,344)	566,344	566,344
Total Investments – 143.5% (Cost $80,893,961)		92,331,417
Other assets less liabilities – (0.0)%		(14,448)
Preferred Shares, at liquidation preference – (43.5)%		(28,000,000)
Net Assets applicable to common shareholders – 100%		$64,316,969

Notes to Portfolio of Investments

(a)
144A securities. Securities restricted for resale to Qualified Institutional Buyers (3.1% of net assets).
(b)
As of December 31, 2006, this security had not paid a distribution.
(c)
A hospitality company.
(d)
Also a Real Estate Investment Trust.
(e)
Rate reflects 7 day yield as of December 31, 2006.

See notes to financial statements.

RMR Hospitality and Real Estate Fund
Financial Statements

Statement of Assets and Liabilities

December 31, 2006

Assets
Investments in securities, at value (cost $80,893,961)	$92,331,417
Cash	21,055
Dividends and interest receivable	873,900

Total assets	93,226,372

Liabilities
Distributions payable – common shares	310,625
Advisory fee payable	47,476
Distributions payable – preferred shares	27,765
Accrued legal expenses	274,380
Accrued expenses and other liabilities	249,157

Total liabilities	909,403

Preferred shares, at liquidation preference
Auction preferred shares, Series Th; $.001 par value per share; 1,120 shares issued and outstanding at $25,000 per share liquidation preference	28,000,000

Net assets attributable to common shares	$64,316,969

Composition of net assets
Common shares, $.001 par value per share; unlimited number of shares authorized, 2,485,000 shares issued and outstanding	$2,485
Additional paid-in capital	46,993,809
Accumulated net realized gain on investments	5,883,219
Net unrealized appreciation on investments	11,437,456

Net assets attributable to common shares	$64,316,969

Net asset value per share attributable to common shares (based on 2,485,000 shares outstanding)	$25.88

See notes to financial statements.

RMR Hospitality and Real Estate Fund
Financial Statements – continued

Statement of Operations

For the Year Ended December 31, 2006

Investment Income
Dividends (Cash distributions, net of capital gain and return of capital distributions, received or due)	$3,754,791
Interest	776,146

Total investment income	4,530,937

Expenses
Advisory	743,003
Legal	707,268
Excise tax	136,292
Administrative	114,758
Preferred share remarketing	68,864
Custodian	68,487
Audit	55,997
Shareholder reporting	43,417
Compliance and internal audit	41,677
Trustees' fees and expenses	20,055
Other	76,185

Total expenses	2,076,003
Less: expenses waived by the Advisor	(218,530)

Net expenses	1,857,473

Net investment income	2,673,464

Realized and unrealized gain on investments
Net realized gain on investments	6,418,390
Net change in unrealized appreciation on investments	5,902,770

Net realized and unrealized gain on investment transactions	12,321,160

Distributions to preferred shareholders from net investment income	(748,592)
Distributions to preferred shareholders from net realized gain on investments	(579,000)

Net increase in net assets attributable to common shares resulting from operations	$13,667,032

See notes to financial statements.

RMR Hospitality and Real Estate Fund
Financial Statements – continued

Statement of Changes in Net Assets

	Year Ended December 31, 2006	Year Ended December 31, 2005

Increase (decrease) in net assets resulting from operations
Net investment income	$2,673,464	$2,815,626
Net realized gain on investments	6,418,390	2,777,962
Net change in unrealized appreciation/(depreciation) on investments	5,902,770	(3,222,844)
Distributions to preferred shareholders from:
Net investment income	(748,592)	(403,117)
Net realized gain on investments	(579,000)	(265,998)

Net increase in net assets attributable to common shares resulting from operations	13,667,032	1,701,629

Distributions to common shareholders from:
Net investment income	(2,101,833)	(2,411,208)
Net realized gain on investments	(1,625,667)	(1,626,917)
Capital shares transactions
Net proceeds from sale of preferred shares	—	10,708,615

Net increase from capital share transactions	—	10,708,615
Less: Liquidation preference of preferred shares issued	—	(11,000,000)

Total increase (decrease) in net assets attributable to common shares	9,939,532	(2,627,881)
Net assets attributable to common shares
Beginning of year	54,377,437	57,005,318

End of year	$64,316,969	$54,377,437

Common shares issued and repurchased
Shares outstanding, beginning of year	2,485,000	2,485,000
Shares issued	—	—

Shares outstanding, end of year	2,485,000	2,485,000

See notes to financial statements.

RMR Hospitality and Real Estate Fund
Financial Highlights

Selected Data For A Common Share Outstanding Throughout The Period

	Year Ended December 31, 2006	Year Ended December 31, 2005	For the Period April 27, 2004(a) to December 31, 2004

Per Common Share Operating Performance (b)
Net asset value, beginning of period	$21.88	$22.94	$19.28 (c)

Income from Investment Operations
Net investment income (d)(e)	1.08	1.13	.71
Net realized and unrealized appreciation/(depreciation) on investments (e)	4.95	(.19)	3.95
Distributions to preferred shareholders (common stock equivalent basis)
Net investment income (e)	(.30)	(.16)	(.06)
Net realized gain on investments (e)	(.23)	(.11)	(.01)

Net increase in net asset value from operations	5.50	.67	4.59
Less: Distributions to common shareholders from:
Net investment income (e)	(.85)	(.96)	(.65)
Net realized gain on investments (e)	(.65)	(.65)	(.10)
Common shares offering costs charged to capital	—	—	(.04)
Preferred shares offering costs charged to capital	—	(.12)	(.14)

Net asset value, end of period	$25.88	$21.88	$22.94

Market price, beginning of period	$18.21	$19.98	$20.00

Market price, end of period	$22.95	$18.21	$19.98

Total Return (f)
Total investment return based on:
Market price (g)	35.54%	(0.73)%	3.93%
Net asset value (g)	25.89%	2.54%	23.16%
Ratios/Supplemental Data:
Ratio to average net assets attributable to common shares of:
Net investment income, before total preferred share distributions (d)(e)	4.50%	5.04%	4.96% (h)
Total preferred share distributions	2.23%	1.20%	0.50% (h)
Net investment income, net of preferred share distributions (d)(e)	2.27%	3.84%	4.46% (h)
Expenses, net of fee waivers	3.13%	1.80%	1.86% (h)
Expenses, before fee waivers	3.49%	2.14%	2.18% (h)
Portfolio turnover rate	45.70%	23.95%	20.83%
Net assets attributable to common shares, end of period (000s)	$64,317	$54,377	$57,005
Preferred shares, liquidation preference ($25,000 per share) (000s)	$28,000	$28,000	$17,000
Asset coverage per preferred share (i)	$82,426	$73,551	$108,830
(a)
Commencement of operations.
(b)
Based on average shares outstanding.
(c)
Net asset value at April 27, 2004, reflects the deduction of the average sales loadand offering costs of $0.72 per share paid by the holders of common shares from the $20.00 offering price. We paid a sales load and offering cost of $0.90 per share on 2,000,000 common shares sold to the public and no sales load or offering costs on 480,000 common shares sold to affiliates of RMR Advisors for $20 per share.
(d)
Amounts are net of expenses waived by RMR Advisors.
(e)
As discussed in Note A (6) to the financial statements, a portion of the distributions we received on our investments are not included in investment income for financial reporting purposes.
(f)
Total returns for periods less than one year are not annualized.
(g)
Total return based on per share market price assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated; dividends and distributions, if any, are assumed to be reinvested at market prices on the ex-dividend date. The total return based on net asset value, or NAV, assumes the purchase of common shares at NAV on the first day and sales of common shares at NAV on the last day of the period indicated; distributions are assumed to be reinvested at NAV on the ex-dividend date. Results represent past performance and do not guarantee future results. Total return would have been lower if RMR Advisors had not contractually waived a portion of its investment advisory fee.
(h)
Annualized.
(i)
Asset coverage per share equals net assets attributable to common shares plus the liquidation preference of the preferred shares divided by the total number of preferred shares outstanding at the end of the period.

See notes to financial statements.

RMR Hospitality and Real Estate Fund
Notes to Financial Statements

December 31, 2006

Note A

(1)  Organization

RMR Hospitality and Real Estate Fund, or the Fund, was organized as a Massachusetts business trust on January 27, 2004, and is registered under the Investment Company Act of 1940, as amended, as a non-diversified closed-end management investment company. The Fund had no operations until April 27, 2004, other than matters relating to the Fund's establishment and registration of the Fund's common shares under the Securities Act of 1933.

(2)  Use of Estimates

Preparation of these financial statements in conformity with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that may affect the amounts reported in the financial statements and related notes. The actual results could differ from these estimates.

(3)  Portfolio Valuation

Investment securities of the Fund are valued at the latest sales price whenever that price is readily available on that day; securities for which no sales were reported on that day, unless otherwise noted, are valued at the last available bid price on that day. Securities traded primarily on the NASDAQ Stock Market, or NASDAQ, are normally valued by the Fund at the NASDAQ Official Closing Price, or NOCP, provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:06 p.m., eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Some fixed income securities may be valued using pricing provided by a pricing service. Any of the Fund's securities which are not readily marketable, which are not traded or which have other characteristics of illiquidity are valued by the Fund at fair value as determined in good faith under the supervision of the Fund's board of trustees. Numerous factors may be considered when determining fair value of a security, including cost at date of purchase, type of security, the nature and duration of restrictions on disposition of the security and whether the issuer of the security being fair valued has other securities of the same type outstanding. Short term debt securities with less than 60 days until maturity may be valued at cost, which when combined with interest accrued, approximates market value.

(4)  Securities Transactions and Investment Income

Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

(5)  Federal Income Taxes

The Fund has qualified and intends to qualify in the future as a "regulated investment company" and to comply with the applicable provisions of subchapter M of the Internal Revenue Code of 1986, as amended, so that it will generally not be subject to federal income tax. However, the Fund may be subject to a 4% excise tax to the extent the Fund does not distribute substantially all taxable earnings.

(6)  Distributable Earnings

The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to pay a stable distribution amount to common shareholders on a monthly basis and distributions to Fund shareholders are declared pursuant to this policy. The Fund paid distributions of $0.125 per common share on January 31, 2007. On February 12, 2007, the Fund declared distributions of $0.125 per common share payable in February, March and April 2007. Distributions to shareholders are recorded on the ex-dividend date. The Fund's distributions may consist of ordinary income (net investment income and short term capital gains), long term capital gains and return of capital. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carry forwards, it is the policy of the Fund not to distribute such gains. Distributions to preferred shareholders are determined as described in Note D.

The Fund has substantial investments in real estate investment trusts, or REITs, which are generally not subject to federal income taxes. Distributions that the Fund received from REITs can be classified as ordinary income, capital gain income or return of capital by the REITs that make these distributions to the Fund. The Fund has excluded from its investment income the portions of the distributions received from REITs classified by those REITs as capital gain income and return of capital. The Fund has included in its "net realized gain on investments" that portion of the distributions received from REITs that is classified by those REITs as capital gain income. Similarly, the Fund has credited its "net change in unrealized appreciation on investments" with that portion of the distributions received from REITs that is classified by those REITs as return of capital. The classification of distributions received from the Fund's investments were as follows:

	Year ended December 31, 2006	Year ended December 31, 2005
Ordinary income	$3,754,791	$2,798,599
Capital gain income	1,114,453	1,213,155
Return of capital	807,737	659,644

Total distributions received	$5,676,981	$4,671,398

The Fund distinguishes between distributions to shareholders on a tax basis and a financial reporting basis. Only distributions in excess of accumulated tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statement of Assets and Liabilities.

The tax character of distributions made by the Fund during the years ended December 31, 2006 and December 31, 2005, were as follows:

	Year ended December 31, 2006	Year ended December 31, 2005
Ordinary income	$3,356,410	$3,719,492
Net long term capital gains	1,698,682	987,748

	$5,055,092	$4,707,240

As of December 31, 2006, the components of distributable earnings on a federal income tax basis were as follows:

Undistributed ordinary income	$189,134
Undistributed net long term capital gains	5,781,266
Net unrealized appreciation	11,350,276

The differences between the financial reporting basis and tax basis of undistributed ordinary income, undistributed net long term capital gains and net unrealized appreciation are due to wash sales of portfolio investments and excise tax accruals.

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation as of December 31, 2006, are as follows:

Cost	$80,981,141

Gross unrealized appreciation	$12,782,086
Gross unrealized depreciation	(1,431,810)

Net unrealized appreciation	$11,350,276

(7)  Concentration of Risk

Under normal market conditions, the Fund's investments are concentrated in income producing common shares, preferred shares and debt securities, including convertible preferred and debt securities, issued by hospitality and real estate companies and REITs. The value of Fund shares may fluctuate more than the shares of a fund not concentrated in the hospitality and real estate industries due to economic, legal, regulatory, technological or other developments affecting the United States hospitality and real estate industries.

(8)  Recent Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 is effective for fiscal years beginning after December 15, 2006. The Securities and Exchange Commission has since delayed the application of FIN 48 to open and closed end funds to not later than June 29, 2007. FIN 48 prescribes how the Fund should recognize, measure and present in the Fund's financial statements uncertain tax provisions that have been taken or expected to be taken in a tax return. Pursuant to FIN 48 the Fund can recognize a tax benefit only if it is "more likely than not" that a particular tax position will be sustained upon examination or audit. To the extent the "more likely than not" standard has been satisfied the benefits associated with a tax position is measured as the largest amount that is greater than 50% likely of being realized upon settlement. The Fund has evaluated the effect that the adoption of FIN 48 will have on its financial statements and does not anticipate the effect, if any, will be material.

In September 2006, FASB issued Statement of Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), which is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands required disclosures about fair value measurements. The Fund is currently evaluating the impact, if any, the adoption of SFAS 157 will have on its financial statements.

Note B

Advisory and Administration Agreements and Other Transactions with Affiliates

The Fund has an advisory agreement with RMR Advisors, Inc., or RMR Advisors, to provide the Fund with a continuous investment program, to make day-to-day investment decisions and generally to manage the business affairs of the Fund in accordance with its investment objectives and policies. Pursuant to the agreement, RMR Advisors is compensated at an annual rate of 0.85% of the Fund's average daily managed assets. Managed assets means the total assets of the Fund less liabilities other than any indebtedness entered into for purposes of leverage. For purposes of calculating managed assets, the liquidation preference of preferred shares are not considered liabilities.

RMR Advisors has contractually agreed to waive a portion of its annual fee equal to 0.25% of the Fund's average daily managed assets, until April 27, 2009. The Fund incurred net advisory fees of $524,473 in 2006.

RMR Advisors, and not the Fund, has contractually agreed to pay the lead underwriters of the Fund's initial public offering, an aggregate annual fee equal to 0.15% of the Fund's managed assets. This fee is paid quarterly in arrears during the term of RMR Advisors' advisory agreement and is paid by the RMR Advisors, not the Fund. The aggregate fees paid pursuant to the contract plus reimbursement of legal expenses of the underwriters in that offering will not exceed 4.5% of the total price of the common shares in the initial public offering.

RMR Advisors also performs administrative functions for the Fund pursuant to an administration agreement with the Fund. RMR Advisors has entered into a subadministration agreement with State Street Bank and Trust Company, or State Street, to perform substantially all Fund accounting and other administrative services. Under the administration agreement, RMR Advisors is entitled to reimbursement of the cost of providing administrative services. The Fund reimbursed RMR Advisors for $114,758 of subadministrative fees charged by State Street in 2006.

Each trustee who is not a director, officer or employee of RMR Advisors and who is not an "interested person" of the Fund as defined under the Investment Company Act of 1940, as amended, is considered to be a "disinterested trustee". Disinterested trustees are each paid by the Fund an annual fee plus fees for board and committee meetings. The Fund incurred $20,055 of trustee fees and expenses in 2006.

The Fund's board of trustees and separately the disinterested trustees authorized the Fund to make reimbursement payments to RMR Advisors for costs related to the Fund's compliance and internal audit programs. The Fund incurred $41,677 of compliance and internal audit expense in 2006. The Fund also participates in pooled insurance programs with RMR Advisors and other funds managed by RMR Advisors and makes payments of allocated portions of related premiums. The Fund incurred $17,580 of insurance expense in 2006.

Note C

Securities Transactions

During the year ended December 31, 2006, there were purchases and sales transactions (excluding short term securities) of $39,030,833 and $38,999,084, respectively. Brokerage commissions on securities transactions amounted to $54,247 during the year ended December 31, 2006.

Note D

Preferred Shares

The Fund's 1,120 outstanding Series Th auction preferred shares, have a liquidation preference of $25,000 per share, plus an amount equal to accumulated but unpaid distributions. The preferred shares are senior to the Fund's common shares and rank on parity with any other class or series of preferred shares of the Fund as to the payment of periodic distributions, including distribution of assets upon liquidation. If the Fund does not timely cure a failure to (1) maintain asset coverage for the preferred shares as required by rating agencies, or (2) maintain asset coverage, as defined in the Investment Company Act of 1940, as amended, of at least 200%, the preferred shares will be subject to redemption at an amount equal to their liquidation preference plus accumulated but unpaid distributions. The holders of the preferred shares have voting rights equal to the holders of the Fund's common shares and generally vote together with the holders of the common shares as a single class. Holders of the preferred shares, voting as a separate class, also are entitled to elect two of the Fund's trustees. The Fund pays distributions on the preferred shares at a rate set at auctions held generally every seven days. Distributions are generally payable every seven days, on the first business day following the end of a distribution period. The preferred share distribution rate was 5.10% per annum as of December 31, 2006.

Note E

Submission of Proposals to a Vote of Shareholders (unaudited)

The annual meeting of Fund shareholders was held on May 9, 2006. Following is a summary of the proposals submitted to shareholders for vote at the meeting and votes cast:

Proposal	Votes for	Votes withheld	Votes abstained
Common shares
Election of Frank J. Bailey as trustee until the 2009 annual meeting.	1,978,830	15,029	—
Preferred shares
Election of Frank J. Bailey as trustee until the 2009 annual meeting.	152	56	—
Election of Gerard M. Martin as trustee until the 2009 annual meeting.	152	56	—

Note F

Litigation

The Fund commenced litigation against Mr. Phillip Goldstein, Bulldog Investors General Partnership, a hedge fund controlled by Mr. Goldstein and various other entities affiliated with Mr. Goldstein (collectively "Bulldog Investors"), on November 13, 2006. The purpose of this litigation is to enforce provisions in the organizational documents of the Fund that restrict the benefits of share ownership to 9.8% of the Fund's outstanding shares by any one shareholder of the Fund or group of shareholders acting together. The Bulldog Investors have contested personal jurisdiction in Massachusetts. A hearing on the matter is currently scheduled for March 22, 2007. During the year ended December 31, 2006, the Fund incurred $697,661 of expenses in connection with the litigation and related matters, which is reflected as a component of legal expense on the statement of operations.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of RMR Hospitality and Real Estate Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RMR Hospitality and Real Estate Fund (the "Fund") as of December 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the RMR Hospitality and Real Estate Fund at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 16, 2007

RMR F.I.R.E. Fund
December 31, 2006

To our shareholders,

In the pages that follow, you will find data summarizing our financial results for the year ended December 31, 2006 and our financial position as of December 31, 2006.

For 2006, our investment allocation to the mortgage sub-sector increased from 7% to 15% of total investments, the largest such increase. During the same time period, our allocation to the diversified real estate sub-sector decreased from 16% to 12% of total investments, the largest such decrease. These changes reflect our view of the business environments in these sub-sectors, the strengths and weaknesses of the companies that operate in those sub-sectors and the share prices of individual companies. During 2007, we will continue to monitor market conditions and position our portfolio according to our views of market conditions.

For securities that we held continuously during 2006, our three best performing investments were the common stocks of Nationwide Health Properties, Inc. and Health Care Property Investors, Inc. and the preferred stock of Affordable Residential Communities with total returns of 47%, 43% and 43%, respectively. Our three worst performing investments during the same period were the preferred stock of LBA Realty Inc., and the common shares of Beverly Hills Bancorp and The Mills Corp. with negative total returns during the same period of 16%, 17% and 47%, respectively.

Thank you for your continued support. For more information, please view our website, at www.rmrfunds.com.

Sincerely,

Thomas M. O'Brien
President

RMR F.I.R.E. Fund
December 31, 2006

Relevant Market Conditions

Financial Services Industry Fundamentals.    Financial stocks had a good year in 2006. While some investors were concerned with the flat yield curve, a condition in which yields on U.S. treasury bonds are the same, or almost the same, no matter what the maturity of those bonds, and some were fearful of conditions they thought would lead to a substantial decline in the health of the residential real estate and mortgage markets, the potential for a rate cut by the Federal Reserve helped the stocks of financial companies to maintain or improve their values.

While we believe that some concerns still exist today and that the expectation for a Federal Reserve rate cut has been lessened, we believe that 2007 will include a strong U.S. economy, low levels of loan write offs by financial institutions and a generally stable interest rate environment, all of which we consider positive factors for financial stocks.

Financial Services Industry Technicals.    The number of acquisitions in the banking industry has been relatively low over the years prior to 2006. However, last year we did see a pickup in the size of the deals. The acquisitions of Golden West, AmSouth, and Mellon led to a total acquisition value of over $100 billion in 2006. We believe that this industry trend will continue.

Real Estate Industry Fundamentals.    We believe that the operating environment for real estate companies will continue to improve in 2007, although not at the same rate as 2006. We expect vacancy rates to decline, rental rates to improve and funds from operations, or FFO, an important measure of performance for real estate companies, to grow. Most public real estate companies have ample liquidity to make acquisitions to further increase their earnings potential.

Real Estate Industry Technicals.    We believe demand for real estate securities over the long term will continue to increase. Demographic trends in the U.S. include growth in the over age 50 population; we believe that individuals in that age category tend to focus their investments in higher yielding stocks like REITs. Institutions have been increasing their allocations to real estate securities. We believe that demand for real estate made 2006 the biggest merger and acquisition year ever in the real estate securities market.

Fund Strategies, Techniques and Performance

Our investment objective is to provide high total returns to our common shareholders through a combination of capital appreciation and current income. There can be no assurance that we will achieve our investment objective.

During 2006, our total return on net asset value, or NAV (including NAV changes and assuming a hypothetical reinvestment of distributions at NAV) was 21.5%. During the same period the S&P 500 Financial Sector Index (an unmanaged index of financial services common stocks) total return was 19.2%, the total return for the MSCI US REIT Total Return Index (an unmanaged index of REIT common stocks) was

35.9% and the Merrill Lynch REIT Preferred Index (an unmanaged index of REIT preferred stocks) was 9.7%. We believe these three indices are relevant to us because our investments, excluding short term investments, as of December 31, 2006, include 20% financial services stocks, 41% REIT common stocks and 38% REIT preferred stocks. The S&P 500 Index (an unmanaged index published as Standard and Poor's Composite Index of 500 common stocks) total return for 2006 was 15.8%.

Portfolio holdings by sub-sector as a percentage of investments
(as of December 31, 2006) *

Banks & Thrifts	10%
Other Financial Services	9%
Mortgage REITs	15%
Retail REITs	14%
Diversified REITs	12%
Hospitality REITs	12%
Other REITs less than 10%	25%
Other	2%
Short term investments	1%

Total investments	100%

REITs	78%
Financial Services	19%
Other	2%
Short term investments	1%

Total investments	100%

*
These percentages represent the Fund's portfolio holdings by sub-sector as a percentage of total portfolio holdings and do not agree with the percentages included in the Portfolio of Investments schedule which represent the Fund's portfolio holdings by sub-sector as a percentage of the Fund's total net assets.

Company	Shares	Value

Common Stocks – 90.6%
Financial Services – 26.5%
Banks – 8.1%
Comerica, Inc.	4,000	$234,720
Farmers Capital Bank Corp.	3,035	103,584
Fifth Third Bancorp	2,000	81,860
First Commonwealth Financial Corp.	28,000	376,040
First Horizon National Corp.	11,400	476,292
Firstmerit Corp.	12,800	308,992
FNB Corp.	28,500	520,695
National City Corp.	17,400	636,144
Trustco Bank Corp. NY	23,400	260,208

		2,998,535
Thrifts – 7.4%
Beverly Hills Bancorp, Inc.	58	481
Capitol Federal Financial	14,400	553,248
Flagstar Bancorp, Inc.	25,000	371,000
New York Community Bancorp, Inc.	72,200	1,162,420
Washington Mutual, Inc.	14,000	636,860

		2,724,009
Other Financial Services – 11.0%
American Capital Strategies, Ltd.	34,500	1,595,970
CharterMac	44,200	948,974
Fannie Mae	13,000	772,070
Friedman Billings Ramsey Group, Inc. *	54,000	432,000
Radian Group, Inc.	6,000	323,460

		4,072,474
Total Financial Services (Cost $10,807,340)		9,795,018
Real Estate – 61.8%
Apartments – 2.9%
Apartment Investment & Management Co. *	14,000	784,280
Home Properties, Inc. *	300	17,781
United Dominion Realty Trust, Inc. *	8,000	254,320

		1,056,381
Diversified – 13.9%
Centracore Properties Trust *	9,600	310,368
Cousins Properties, Inc. *	6,900	243,363
Crescent Real Estate Equities Co. *	86,900	1,716,275
iStar Financial, Inc. *	17,000	812,940
Lexington Corporate Properties Trust *	45,000	1,008,900
National Retail Properties, Inc. *	38,350	880,133
Newkirk Realty Trust, Inc. *	8,000	144,320

		5,116,299
See notes to financial statements and notes to portfolio of investments.

Health Care – 9.5%
Health Care Property Investors, Inc. *	16,850	$620,417
Health Care REIT, Inc. *	34,904	1,501,570
Healthcare Realty Trust, Inc. *	13,500	533,790
Nationwide Health Properties, Inc. *	26,400	797,808
OMEGA Healthcare Investors, Inc. *	2,000	35,440

		3,489,025
Hospitality – 1.3%
Eagle Hospitality Properties Trust, Inc. *	36,500	335,070
LaSalle Hotel Properties *	3,300	151,305

		486,375
Industrial – 4.3%
DCT Industrial Trust, Inc. *	2,200	25,960
First Industrial Realty Trust, Inc. *	33,700	1,580,193

		1,606,153
Manufactured Homes – 2.4%
Sun Communities, Inc. *	27,000	873,720
Mortgage – 13.0%
Abingdon Investment, Ltd. (a)(b)	100,000	1,000,000
Accredited Home Lenders Holding Co. (a)	4,000	109,120
Alesco Financial, Inc. *	133,400	1,427,380
American Mortgage Acceptance Co. *	7,400	124,912
HomeBanc Corp. *	7,500	31,725
KKR Financial Corp. *	2,500	66,975
New Century Financial Corp. *	13,000	410,670
Newcastle Investment Corp. *	22,500	704,700
NovaStar Financial, Inc. *	34,500	919,425

		4,794,907
Office – 0.3%
American Financial Realty Trust *	9,000	102,960
Parkway Properties, Inc. *	300	15,303

		118,263
See notes to financial statements and notes to portfolio of investments.

Retail – 10.6%
CBL & Associates Properties, Inc. *	13,000	$563,550
Developers Diversified Realty Corp. *	2,000	125,900
Equity One, Inc. *	3,000	79,980
Glimcher Realty Trust *	55,300	1,477,063
New Plan Excel Realty Trust *	40,650	1,117,062
Realty Income Corp. *	200	5,540
The Mills Corp. *	28,100	562,000

		3,931,095
Specialty – 3.6%
Getty Realty Corp. *	4,000	123,600
Resource Capital Corp. *	2,000	33,900
Trustreet Properties, Inc. *	69,300	1,167,705

		1,325,205
Total Real Estate (Cost $21,441,857)		22,797,423
Other – 2.3%
Iowa Telecommunication Services, Inc.	42,500	837,675
Total Other (Cost $721,192)		837,675
Total Common Stocks (Cost $32,970,389)		33,430,116
Preferred Stocks – 60.6%
Real Estate – 57.8%
Apartments – 10.0%
Apartment Investment & Management Co., Series U *	32,500	829,400
Apartment Investment & Management Co., Series V *	27,700	711,890
Apartment Investment & Management Co., Series Y *	65,000	1,657,500
Home Properties, Inc., Series F *	18,800	477,708

		3,676,498
Diversified – 5.2%
Cousins Properties, Inc., Series B *	20,000	510,600
Digital Realty Trust, Inc., Series A *	20,000	519,800
LBA Realty LLC, Series B *	45,000	900,000

		1,930,400
Health Care – 3.3%
Health Care REIT, Inc., Series F *	26,900	695,903
OMEGA Healthcare Investors Inc., Series D *	19,000	507,965

		1,203,868
See notes to financial statements and notes to portfolio of investments.

Hospitality – 16.5%
Eagle Hospitality Properties Trust, Inc., Series A *	14,000	$357,280
Entertainment Properties Trust, Series B *	40,000	1,011,200
Equity Inns, Inc., Series B *	50,000	1,316,250
FelCor Lodging Trust, Inc., Series C *	64,000	1,613,440
Host Marriott Corp., Series E *	10,000	265,900
LaSalle Hotel Properties, Series A *	36,000	914,400
Strategic Hotels & Resorts, Inc., Series B *	13,700	354,487
Winston Hotels, Inc., Series B *	10,900	276,152

		6,109,109
Manufactured Homes – 0.5%
Affordable Residential Communities, Series A *	6,900	174,570
Mortgage – 9.7%
HomeBanc Corp., Series A *	10,000	245,500
MFA Mortgage Investments, Inc., Series A *	13,800	346,794
New Century Financial Corp., Series A *	20,000	485,000
RAIT Investment Trust, Series B *	59,000	1,524,855
Thornburg Mortgage, Inc., Series C *	40,000	999,600

		3,601,749
Office – 2.2%
Alexandria Real Estate Equities, Inc., Series C *	31,600	826,656
Retail – 10.4%
CBL & Associates Properties, Inc., Series D *	10,000	256,000
Glimcher Realty Trust, Series F *	26,500	691,385
Glimcher Realty Trust, Series G *	41,000	1,039,350
Ramco-Gershenson Properties Trust, Series B *	36,000	973,800
Taubman Centers, Inc., Series G *	15,000	394,500
The Mills Corp., Series E *	9,500	219,070
The Mills Corp., Series G *	11,500	252,425

		3,826,530
Total Real Estate (Cost $21,598,748)		21,349,380
Financial Services – 2.8%
Corts-UNUM Provident Financial Trust	38,000	1,022,580
Total Financial Services (Cost $982,300)		1,022,580
Total Preferred Stocks (Cost $22,581,048)		22,371,960
Short Term Investments – 2.4%
Other Investment Companies – 2.4%
SSgA Money Market Fund, 4.99% (c) (Cost $876,480)	876,480	876,480
See notes to financial statements and notes to portfolio of investments.

Company	Value

Total Investments – 153.6% (Cost $56,427,917)	$56,678,556
Other assets less liabilities – 0.6%	233,059
Preferred Shares, at liquidation preference – (54.2)%	(20,000,000)
Net Assets applicable to common shareholders – 100%	$36,911,615

Notes to Portfolio of Investments

*
Real Estate Investment Trust, or REIT
(a)
As of December 31, 2006, this security had not paid a distribution.
(b)
144A securities. Securities restricted for resale to Qualified Institutional Buyers (2.7% of net assets).
(c)
Rate reflects 7 day yield as of December 31, 2006.

See notes to financial statements.

RMR F.I.R.E. Fund
Financial Statements

Statement of Assets and Liabilities

December 31, 2006

Assets
Investments in securities, at value (cost $56,427,917)	$56,678,556
Cash	47,798
Dividends and interest receivable	595,240

Total assets	57,321,594

Liabilities
Distributions payable – common shares	216,664
Advisory fees payable	29,088
Distributions payable – preferred shares	19,832
Accrued expenses and other liabilities	144,395

Total liabilities	409,979

Preferred shares, at liquidation preference
Auction preferred shares, Series W; $.001 par value per share; 800 shares issued and outstanding at $25,000 per share liquidation preference	20,000,000

Net assets attributable to common shares	$36,911,615

Composition of net assets
Common shares, $.001 par value per share; unlimited number of shares authorized, 1,484,000 shares issued and outstanding	$1,484
Additional paid-in capital	35,173,277
Accumulated net realized gain on investments	1,486,215
Net unrealized appreciation on investments	250,639

Net assets attributable to common shares	$36,911,615

Net asset value per share attributable to common shares (based on 1,484,000 common shares outstanding)	$24.87

See notes to financial statements.

RMR F.I.R.E. Fund
Financial Statements – continued

Statement of Operations

For the Year Ended December 31, 2006

Investment Income
Dividends (Cash distributions, net of capital gain and return of capital distributions, received or due)	$3,287,880
Interest	67,066

Total investment income	3,354,946

Expenses
Advisory	460,884
Administrative	114,758
Audit and legal	68,335
Custodian	62,304
Preferred share remarketing	49,730
Compliance and internal audit	41,898
Excise tax	35,397
Trustees' fees and expenses	20,977
Shareholder reporting	15,545
Other	82,903

Total expenses	952,731
Less: expenses waived by the Advisor	(135,553)

Net expenses	817,178

Net investment income	2,537,768

Realized and unrealized gain on investments
Net realized gain on investments	2,091,017
Net change in unrealized appreciation on investments	3,090,835

Net realized and unrealized gain on investment transactions	5,181,852

Distributions to preferred shareholders from net investment income	(690,977)
Distributions to preferred shareholders from net realized gain on investments	(261,999)

Net increase in net assets attributable to common shares resulting from operations	$6,766,644

See notes to financial statements.

RMR F.I.R.E. Fund
Financial Statements – continued

Statement of Changes in Net Assets

	Year Ended December 31, 2006	Year Ended December 31, 2005

Increase (decrease) in net assets resulting from operations
Net investment income	$2,537,768	$1,904,958
Net realized gain on investments	2,091,017	1,463,461
Net change in unrealized appreciation/(depreciation) on investments	3,090,835	(2,981,612)
Distributions to preferred shareholders from:
Net investment income	(690,977)	(417,797)
Net realized gain on investments	(261,999)	(217,867)

Net increase (decrease) in net assets attributable to common shares resulting from operations	6,766,644	(248,857)
Distributions to common shareholders from:
Net investment income	(1,885,168)	(1,621,681)
Net realized gain on investments	(714,800)	(978,287)

Total increase (decrease) in net assets attributable to common shares	4,166,676	(2,848,825)
Net assets attributable to common shares
Beginning of year	32,744,939	35,593,764

End of year	$36,911,615	$32,744,939

Common shares issued and repurchased
Shares outstanding, beginning of year	1,484,000	1,484,000
Shares issued	—	—

Shares outstanding, end of year	1,484,000	1,484,000

See notes to financial statements.

Selected Data For A Common Share Outstanding Throughout Each Period

	Year Ended December 31, 2006	Year Ended December 31, 2005	For the Period November 22, 2004 (a) to December 31, 2004

Per Common Share Operating Performance (b)
Net asset value, beginning of period	$22.07	$23.99	$24.03	(c)

Income from Investment Operations
Net investment income (d)(e)	1.71	1.28	.10
Net realized and unrealized appreciation/(depreciation) on investments (e)	3.49	(1.01)	.17
Distributions to preferred shareholders (common stock equivalent basis) from:
Net investment income (e)	(.47)	(.28)	(.02)
Net realized gain on investments (e)	(.18)	(.15)	—

Net increase (decrease) in net asset value from operations	4.55	(.16)	.25
Less: Distributions to common shareholders from:
Net investment income (e)	(1.27)	(1.09)	—
Net realized gain on investments (e)	(.48)	(.67)	—
Common share offering costs charged to capital	—	—	(.04)
Preferred share offering costs charged to capital	—	—	(.25)

Net asset value, end of period	$24.87	$22.07	$23.99

Market price, beginning of period	$18.99	$24.05	$25.00

Market price, end of period	$22.20	$18.99	$24.05

Total Return (f)
Total investment return based on:
Market price (g)	27.44%	(14.00)%	(3.80)%
Net asset value (g)	21.54%	(0.64)%	(0.17)%

Ratios/Supplemental Data:
Ratio to average net assets attributable to common shares of:
Net investment income, before total preferred share distributions (d)(e)	7.42%	5.64%	3.92	%(h)
Total preferred share distributions	2.78%	1.88%	0.58	%(h)
Net investment income, net of preferred share distributions (d)(e)	4.64%	3.76%	3.34	%(h)
Expenses, net of fee waivers	2.39%	2.63%	3.45	%(h)
Expenses, before fee waivers	2.78%	3.03%	3.73	%(h)
Portfolio turnover rate	59.48%	64.96%	0.00%
Net assets attributable to common shares, end of period (000s)	$36,912	$32,745	$35,594
Preferred shares, liquidation preference ($25,000 per share) (000s)	$20,000	$20,000	$20,000
Asset coverage ratio per preferred share (i)	$71,140	$65,931	$69,493
(a)
Commencement of operations.
(b)
Based on average shares outstanding.
(c)
Net asset value at November 22, 2004, reflects the deduction of the average sales load and offering costs of $0.97 per share paid by the holders of common share from the $25.00 offering price. We paid a sales load and offering cost of $1.125 per share on 1,280,000 common shares sold to the public and no sales load or offering costs on 200,000 common shares sold to affiliates of RMR Advisors for $25 per share.
(d)
Amounts are net of expenses waived by RMR Advisors.
(e)
As discussed in Note A (6) to the financial statements, a portion of the distributions we received on our investments are not included in investment income for financial reporting purposes.
(f)
Total returns for periods less than one year are not annualized.
(g)
Total return based on per share market price assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated; dividends and distributions, if any, are assumed to be reinvested at market prices on the ex-dividend date. The total return based on net asset value, or NAV, assumes the purchase of common shares at NAV on the first day and sales of common shares at NAV on the last day of the period indicated; distributions are assumed to be reinvested at NAV on the ex-dividend date. Results represent past performance and do not guarantee future results. Total return would have been lower if RMR Advisors had not contractually waived a portion of its investment advisory fee.
(h)
Annualized.
(i)
Asset coverage per share equals net assets attributable to common shares plus the liquidation preference of the preferred shares divided by the total number of preferred shares outstanding at the end of the period.

See notes to financial statements.

RMR F.I.R.E. Fund
Notes to Financial Statements

December 31, 2006

Note A

(1)  Organization

RMR F.I.R.E. Fund, or the Fund, was organized as a Massachusetts business trust on August 6, 2004, and is registered under the Investment Company Act of 1940, as amended, as a non-diversified closed-end management investment company. The Fund had no operations until November 22, 2004, other than matters relating to the Fund's establishment and registration of the Fund's common shares under the Securities Act of 1933.

(2)  Use of Estimates

Preparation of these financial statements in conformity with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that may affect the amounts reported in the financial statements and related notes. The actual results could differ from these estimates.

(3)  Portfolio Valuation

Investment securities of the Fund are valued at the latest sales price whenever that price is readily available on that day; securities for which no sales were reported on that day, unless otherwise noted, are valued at the last available bid price on that day. Securities traded primarily on the NASDAQ Stock Market, or NASDAQ, are normally valued by the Fund at the NASDAQ Official Closing Price, or NOCP, provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:06 p.m., eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Some fixed income securities may be valued using pricing provided by a pricing service. Any of the Fund's securities which are not readily marketable, which are not traded or which have other characteristics of illiquidity are valued by the Fund at fair value as determined in good faith under the supervision of the Fund's board of trustees. Numerous factors may be considered when determining fair value of a security, including cost at date of purchase, type of security, the nature and duration of restrictions on disposition of the security and whether the issuer of the security being fair valued has other securities of the same type outstanding. Short term debt securities with less than 60 days until maturity may be valued at cost, which when combined with interest accrued, approximates market value.

(4)  Securities Transactions and Investment Income

Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

(5)  Federal Income Taxes

The Fund has qualified and intends to qualify in the future as a "regulated investment company" and to comply with the applicable provisions of subchapter M of the Internal Revenue Code of 1986, as amended, so that it will generally not be subject to federal income tax. However, the Fund may be subject to a 4% excise tax to the extent the Fund does not distribute substantially all taxable earnings.

(6)  Distributable Earnings

The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to pay a stable distribution amount to common shareholders on a monthly basis and distributions to Fund shareholders are declared pursuant to this policy. The Fund paid distributions of $0.146 per common share on January 31, 2007. On February 12, 2007, the Fund declared distributions of $0.146 per common share payable in February, March and April 2007. Distributions to shareholders are recorded on the ex-dividend date. The Fund's distributions may consist of ordinary income (net investment income and short term capital gains), long term capital gains and return of capital. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carry-forwards, it is the policy of the Fund not to distribute such gains. Distributions to preferred shareholders are determined as described in Note D.

The Fund has substantial investments in real estate investment trusts, or REITs, which are generally not subject to federal income taxes. Distributions that the Fund received from REITs can be classified as ordinary income, capital gain income or return of capital by the REITs that make these distributions to the Fund. The Fund has excluded from its investment income the portions of the distributions received from REITs classified by those REITs as capital gain income and return of capital. The Fund has included in its "net realized gain on investments" that portion of the distributions received from REITs that is classified by those REITs as capital gain income. Similarly, the Fund has credited its "net change in unrealized appreciation on investments" with that portion of the distributions received from REITs that is classified by those REITs as return of capital. The classification of distributions received from the Fund's investments were as follows:

	Year ended December 31, 2006	Year ended December 31, 2005
Ordinary income	$3,287,880	$2,731,785
Capital gain income	662,485	671,118
Return of capital	419,306	467,376

Total distributions received	$4,369,671	$3,870,279

The Fund distinguishes between distributions to shareholders on a tax basis and a financial reporting basis. Only distributions in excess of accumulated tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statement of Assets and Liabilities.

The tax character of distributions made by the Fund during the years ended December 31, 2006 and December 31, 2005, were as follows:

	Year ended December 31, 2006	Year ended December 31, 2005
Ordinary income	$3,122,947	$2,901,902
Net long term capital gains	429,997	333,730

	$3,552,944	$3,235,632

As of December 31, 2006, the components of distributable earnings on a federal income tax basis were as follows:

Undistributed ordinary income	$254,525
Undistributed net long term capital gains	1,325,656
Net unrealized appreciation	156,672

The differences between the financial reporting basis and tax basis of undistributed ordinary income, undistributed net long term capital gains and net realized appreciation are due to wash sales of portfolio investments and excise tax accruals.

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation as of December 31, 2006, are as follows:

Cost	$56,521,884

Gross unrealized appreciation	$2,754,625
Gross unrealized depreciation	(2,597,953)

Net unrealized appreciation	$156,672

(7)  Concentration of Risk

Under normal market conditions, the Fund's investments will be concentrated in income producing common shares and preferred shares issued by F.I.R.E. companies. F.I.R.E. is a commonly used acronym for the combined financial services, insurance and real estate companies. The value of Fund shares may fluctuate more than the shares of a fund not concentrated in the F.I.R.E. industries due to economic, legal, regulatory, technological or other developments affecting the United States F.I.R.E. industries.

(8)  Recent Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 is effective for fiscal years beginning after December 15, 2006. The Securities and Exchange Commission has since delayed the application of FIN 48 to open and closed end funds to not later than June 29, 2007. FIN 48 prescribes how the Fund should recognize, measure and present in the Fund's financial statements uncertain tax provisions that have been taken or expected to be taken in a tax return. Pursuant to FIN 48 the Fund can recognize a tax benefit only if it is "more likely than not" that a particular tax position will be sustained upon examination or audit. To the extent the "more likely than not" standard has been satisfied the benefits associated with a tax position is measured as the largest amount that is greater than 50% likely of being realized upon settlement. The Fund has evaluated the effect that the adoption of FIN 48 will have on its financial statements and does not anticipate the effect, if any, will be material.

In September 2006, FASB issued Statement of Accounting Standards No. 157, "Fair Value Measurements"    (SFAS 157), which is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands required disclosures about fair value measurements. The Fund is currently evaluating the impact, if any, the adoption of SFAS 157 will have on its financial statements.

Note B

Advisory and Administration Agreements and Other Transactions with Affiliates

The Fund has an advisory agreement with RMR Advisors, Inc., or RMR Advisors, to provide the Fund with a continuous investment program, to make day-to-day investment decisions and generally to manage the business affairs of the Fund in accordance with its investment objectives and policies. Pursuant to this agreement, RMR Advisors is compensated at an annual rate of 0.85% of the Fund's average daily managed assets. Managed assets means the total assets of the Fund less liabilities other than any indebtedness entered for purposes of leverage. For purposes of calculating managed assets, the liquidation preference of preferred shares are not considered liabilities.

RMR Advisors has contractually agreed to waive a portion of its annual fee equal to 0.25% of the Fund's average daily managed assets, until November 22, 2009. The Fund incurred net advisory fees of $325,331 in 2006.

RMR Advisors, and not the Fund, has contractually agreed to pay the lead underwriter of the Fund's initial public offering, an annual fee equal to 0.15% of the Fund's managed assets. This fee is paid quarterly in arrears during the term of RMR Advisors' advisory agreement and is paid by the RMR Advisors, not the Fund. The aggregate fees paid pursuant to the contract plus reimbursement of legal expenses of the underwriters in that offering will not exceed 4.5% of the total price of the common shares in the initial public offering.

RMR Advisors also performs administrative functions for the Fund pursuant to an administration agreement with the Fund. RMR Advisors has entered into a subadministration agreement with State Street Bank and Trust Company, or State Street, to perform substantially all Fund accounting and other administrative services. Under the administration agreement, RMR Advisors is entitled to reimbursement of the cost of providing administrative services. The Fund reimbursed RMR Advisors for $114,758 of subadministrative fees charged by State Street in 2006.

Each trustee who is not a director, officer or employee of RMR Advisors and who is not an "interested person" of the Fund as defined under the Investment Company Act of 1940, as amended, is considered to be a "disinterested trustee". Disinterested trustees are each paid by the Fund an annual fee plus fees for board and committee meetings. The Fund incurred $20,977 of trustee fees and expenses in 2006.

The Fund's board of trustees and separately the disinterested trustees authorized the Fund to make reimbursement payments to RMR Advisors for costs related to the Fund's compliance and internal audit programs. The Fund incurred $41,898 of compliance and internal audit expense in 2006. The Fund also participates in pooled insurance programs with RMR Advisors and other funds managed by RMR Advisors and makes payments of allocated portions of related premiums. The Fund incurred $22,797 of insurance expense in 2006.

Note C

Securities Transactions

During the year ended December 31, 2006, there were purchases and sales transactions (excluding short term securities) of $32,339,782 and $31,485,516, respectively. Brokerage commissions on securities transactions amounted to $48,267 during the year ended December 31, 2006.

Note D

Preferred Shares

The Fund's 800 outstanding Series W auction preferred shares have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid distributions. The preferred shares are senior to the Fund's common shares and rank on parity with any other class or series of preferred shares of the Fund as to the payment of periodic distributions, including distribution of assets upon liquidation. If the Fund does not timely cure a failure to (1) maintain asset coverage for the preferred shares as required by rating agencies, or (2) maintain asset coverage, as defined in the Investment Company Act of 1940, as amended, of at least 200%, the preferred shares will be subject to redemption at an amount equal to their liquidation preference plus accumulated but unpaid distributions. The holders of the preferred shares have voting rights equal to the holders of the Fund's common shares and generally vote together with the holders of the common shares as a single class. Holders of the preferred shares, voting as a separate class, also are entitled to elect two of the Fund's trustees. The Fund pays distributions on the preferred shares at a rate set at auctions held generally every seven days. Distributions are generally payable every seven days, on the first business day following the end of a distribution period. The preferred share distribution rate was 5.15% per annum as of December 31, 2006.

Note E

Submission of Proposals to a Vote of Shareholders (unaudited)

The annual meeting of Fund shareholders was held on May 9, 2006. Following is a summary of the proposals submitted to shareholders for vote at the meeting and the votes cast:

Proposal	Votes for	Votes withheld	Votes abstained
Common shares
Election of Frank J. Bailey as trustee until the 2009 annual meeting	1,440,285	13,029	—
Preferred shares
Election of Frank J. Bailey as trustee until the 2009 annual meeting	134	13	—
Election of Gerard M. Martin as trustee until the 2009 annual meeting	134	13	—

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of RMR F.I.R.E. Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RMR F.I.R.E. Fund (the "Fund") as of December 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the RMR F.I.R.E. Fund at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 16, 2007

RMR Preferred Dividend Fund
December 31, 2006

To our shareholders,

In the pages that follow, you will find data summarizing our financial results for the year ended December 31, 2006, and our financial position as of December 31, 2006.

During 2006, our allocation to the sub-sector of mortgage real estate investment trusts, or REITs, increased from 17% to 23% of total investments, our largest sub-sector increase. During the same time period, our allocation to the diversified sub-sector decreased from 13% to 8% of total investments, our largest sub-sector decrease. These changes reflect our view of the business environments in these sub-sectors, the strengths and weaknesses of the companies that operate in those sub-sectors and the share prices of individual companies. During 2007, we will continue to monitor market conditions and position our portfolio according to our view of market conditions.

For securities that we held continuously during 2006, our three best performing investments were the preferred stock of General Motors Corp., Affordable Residential Communities and Ford Motor Co. with total returns during this period of 48%, 43% and 29%, respectively. Our three worst performing investments during the same period were the preferred securities series G, Series E and Series C of The Mills Corp. with total returns during the period of positive 5%, negative 4% and negative 3%, respectively.

Thank you for your continued support. For more information, please view our website, at www.rmrfunds.com.

Sincerely,

Thomas M. O'Brien
President

RMR Preferred Dividend Fund
December 31, 2006

Relevant Market Conditions

Real Estate Industry Fundamentals.    We believe that the operating environment for real estate companies will continue to improve in 2007, although not at the same rate as 2006. We expect vacancy rates to decline, rental rates to improve and funds from operations, or FFO, an important measure of performance for real estate companies, to grow. Most public real estate companies have ample liquidity to make acquisitions to further increase their earnings potential.

Real Estate Industry Technicals.    We believe demand for real estate securities over the long term will continue to increase. Demographic trends in the U.S. include growth in the over age 50 population; we believe that individuals in that age category tend to focus their investments in higher yielding stocks like REITs. Institutions have been increasing their allocations to real estate securities. Demand for real estate made 2006 the biggest merger and acquisition year in the real estate securities market.

Fund Strategies, Techniques and Performance

Our primary investment objective is to provide our common shareholders high current income. Our secondary investment objective is capital appreciation. There can be no assurance that we will achieve our investment objectives.

During 2006 our total return on net asset value, or NAV, was 17.5%. During that same period, the total return for the Merrill Lynch REIT Preferred Index (an unmanaged index of REIT preferred stocks) was 9.7%. We believe this index is relevant to us because our investments as of December 31, 2006, excluding short term investments, include 80% REIT preferred stocks. The S&P 500 Index (an unmanaged index published as Standard and Poor's Composite Index of 500 Stocks) total return for 2006 was 15.8%.

Portfolio holdings by sub-sector as a percentage of investments
(as of December 31, 2006) *

Hospitality real estate	30%
Mortgage real estate	23%
Retail real estate	12%
Other, less than 10%	33%
Short term investments	2%

Total investments	100%

REITs	83%
Other	15%
Short term investments	2%

Total investments	100%

*
These percentages represent the Fund's portfolio holdings by sub-sector as a percentage of total portfolio holdings and do not agree with the percentages included in the Portfolio of Investments schedule which represent the Fund's portfolio holdings by sub-sector as a percentage of the Fund's total net assets.

RMR Preferred Dividend Fund
Portfolio of Investments – December 31, 2006

Company	Shares	Value

Preferred Stocks – 120.5% Real Estate Investment Trusts – 113.7%
Apartments – 5.2%
Apartment Investment & Management Co., Series G	56,400	$1,483,320
Associated Estates Realty Corp., Series B	39,800	1,040,770
United Dominion Realty Trust, Inc., Series B	800	20,368

		2,544,458
Diversified – 12.2%
Crescent Real Estate Equities Co., Series B	163,700	4,419,082
Digital Realty Trust, Inc., Series A	40,000	1,039,600
LBA Realty LLC, Series B	25,000	500,000

		5,958,682
Health Care – 0.4%
LTC Properties, Inc., Series F	4,000	100,600
OMEGA Healthcare Investors Inc., Series D	3,200	85,552

		186,152
Hospitality – 43.8%
Ashford Hospitality Trust, Series A	58,000	1,501,040
Eagle Hospitality Properties Trust, Inc., Series A	95,000	2,424,400
Entertainment Properties Trust, Series A	145,200	3,688,080
Equity Inns, Inc., Series B	83,800	2,206,035
FelCor Lodging Trust, Inc., Series C	167,400	4,220,154
Hersha Hospitality Trust, Series A	99,500	2,611,875
Highland Hospitality Corp., Series A	120,000	3,043,200
Host Marriott Corp., Series E	15,000	398,850
LaSalle Hotel Properties, Series A	25,100	637,540
Strategic Hotels & Resorts, Inc., Series B	6,800	175,950
Strategic Hotels & Resorts, Inc., Series C	4,000	103,000
Sunstone Hotel Investors, Inc., Series A	12,500	318,750

		21,328,874
Manufactured Homes – 5.0%
Affordable Residential Communities, Series A	97,200	2,459,160
Mortgage – 26.1%
Accredited Mortgage Loan REIT Trust, Series A	1,500	37,440
American Home Mortgage Investment Corp., Series A	92,000	2,487,680
Anthracite Capital, Inc., Series C	3,000	80,220
Impac Mortgage Holdings, Inc., Series B	54,900	1,358,775
Impac Mortgage Holdings, Inc., Series C	57,400	1,356,936
MFA Mortgage Investments, Inc., Series A	40,000	1,005,200
New Century Financial Corp., Series A	120,000	2,910,000
New Century Financial Corp., Series B	12,000	299,880
Newcastle Investment Corp., Series B	120,000	3,100,800
Thornburg Mortgage, Inc., Series C	2,500	62,475

		12,699,406
Office – 2.9%
Alexandria Real Estate Equities, Inc., Series B	17,600	441,584
DRA CRT Acquisition Corp., Series A	40,060	991,485

		1,433,069
See notes to financial statements and notes to portfolio of investments.

Company	Shares or Principal Amount	Value

Preferred Stocks – continued Real Estate Investment Trusts – continued
Retail – 18.1%
CBL & Associates Properties, Inc., Series B	14,600	$735,110
Glimcher Realty Trust, Series F	30,000	782,700
Pennsylvania Real Estate Investment Trust, Series A	59,000	3,203,700
The Mills Corp., Series B	6,000	139,800
The Mills Corp., Series C	107,500	2,481,100
The Mills Corp., Series E	13,600	313,616
The Mills Corp., Series G	52,500	1,152,375

		8,808,401
Total Real Estate Investment Trusts (Cost $56,517,059)		55,418,202
Other – 6.8%
Ford Motor Co., 6/15/43 Series	9,400	169,670
General Motors Corp., 5/15/48 Series	26,100	499,032
Great Atlantic & Pacific Tea Co., 8/01/39 Series	87,800	2,252,070
Red Line Hotels Corp., 2/19/44 Series	15,925	420,977
Total Other (Cost $3,333,721)		3,341,749
Total Preferred Stocks (Cost $59,850,780)		58,759,951
Common Stocks – 8.8%
Real Estate Investment Trusts – 7.6%
Mortgage – 7.6%
Abingdon Investment, Ltd. (a)(b)	150,000	1,500,000
Alesco Financial, Inc.	133,500	1,428,450
Crystal River Capital, Inc.	9,900	252,747
HomeBanc Corp.	6,500	27,495
NovaStar Financial, Inc.	19,500	519,675

		3,728,367
Total Real Estate Investment Trusts (Cost $3,459,029)		3,728,367
Other – 1.2%
Iowa Telecommunication Services, Inc. (Cost $548,107)	29,500	581,445
Total Common Stocks (Cost $4,007,136)		4,309,812
Debt Securities – 13.5%
Ford Motor Co., 7.75%, 06/15/2043	$2,210,000	1,646,450
Ford Motor Co., 8.90%, 01/15/2032	557,000	499,907
General Motors Corp., 8.375%, 07/15/2033	2,000,000	1,850,000
Six Flags, Inc., 9.75%, 04/15/2013	2,740,000	2,572,175
Total Debt Securities (Cost $6,509,813)		6,568,532
Short Term Investments – 2.8%
Other Investment Companies – 2.8%
SSgA Money Market Fund, 4.99% (c) (Cost $1,341,216)	1,341,216	1,341,216
Total Investments – 145.6% (Cost $71,708,945)		70,979,511
Other assets less liabilities – 0.5%		260,076
Preferred Shares, at liquidation preference – (46.1)%		(22,500,000)
Net Assets – 100%		$48,739,587

Notes to Portfolio of Investments

(a)
144A securities. Securities restricted for resale to Qualified Institutional Buyers (3.1% of net assets).
(b)
As of December 31, 2006, this security had not paid a distribution.
(c)
Rate reflects 7 day yield as of December 31, 2006.

See notes to financial statements.

RMR Preferred Dividend Fund
Financial Statements

Statement of Assets and Liabilities

December 31, 2006

Assets
Investments in securities, at value (cost $71,708,945)	$70,979,511
Cash	69,227
Dividends and interest receivable	718,793

Total assets	71,767,531

Liabilities
Distributions payable – common shares	391,978
Distributions payable – preferred shares	22,311
Advisory fee payable	18,169
Accrued expenses and other liabilities	95,486

Total liabilities	527,944

Preferred shares, at liquidation preference
Auction preferred shares, Series M; $.001 par value per share; 900 shares issued and outstanding at $25,000 per share liquidation preference	22,500,000

Net assets attributable to common shares	$48,739,587

Composition of net assets
Common shares, $.001 par value per share; unlimited number of shares authorized, 2,613,188 shares issued and outstanding	$2,613
Additional paid-in capital	49,416,752
Accumulated net realized gain on investments	49,656
Net unrealized depreciation on investments	(729,434)

Net assets attributable to common shares	$48,739,587

Net asset value per share attributable to common shares (based on 2,613,188 common shares outstanding)	$18.65

See notes to financial statements.

RMR Preferred Dividend Fund

Financial Statements – continued

Statement of Operations

For the Year Ended December 31, 2006

Investment Income
Dividends (Cash distributions, net of capital gain and return of capital distributions, received or due)	$4,838,453
Interest	776,409

Total investment income	5,614,862

Expenses
Advisory	591,532
Administrative	114,750
Audit and legal	85,952
Custodian	56,921
Preferred share remarketing fee	55,945
Compliance and internal audit	42,021
Shareholder reporting	21,498
Trustees' fees and expenses	20,293
Other	77,154

Total expenses	1,066,066
Less: expenses waived by the Advisor	(382,756)

Net expenses	683,310

Net investment income	4,931,552

Realized and unrealized gain on investments
Net realized gain on investments	832,486
Net change in unrealized appreciation on investments	2,897,321

Net realized and unrealized gain on investment transactions	3,729,807

Distributions to preferred shareholders from net investment income	(902,855)
Distributions to preferred shareholders from net realized gain on investments	(147,481)

Net increase in net assets attributable to common shares resulting from operations	$7,611,023

See notes to financial statements.

RMR Preferred Dividend Fund
Financial Statements – continued

Statement of Changes in Net Assets

	Year Ended December 31, 2006	For the Period May 25, 2005(a) to December 31, 2005

Increase (decrease) in net assets resulting from operations
Net investment income	$4,931,552	$2,327,865
Net realized gain on investment transactions	832,486	428,154
Net change in unrealized appreciation/(depreciation) on investments	2,897,321	(3,626,755)
Distributions to preferred shareholders from:
Net investment income	(902,855)	(339,732)
Net realized gain on investments	(147,481)	(58,005)

Net increase (decrease) in net assets attributable to common shares resulting from operations	7,611,023	(1,268,473)

Distributions to common shareholders from:
Net investment income	(4,028,697)	(1,988,133)
Net realized gain on investments	(658,083)	(339,447)
Capital shares transactions
Net proceeds from sale of common shares	—	49,138,250
Net proceeds from reinvestment of distributions	435,418	171,883
Net proceeds from sale of preferred shares	—	22,065,846

Net increase from capital transactions	435,418	71,375,979
Less: Liquidation preference of preferred shares issued	—	(22,500,000)

Total increase in net assets attributable to common shares	3,359,661	45,279,926
Net assets attributable to common shares
Beginning of period	45,379,926	100,000

End of period	$48,739,587	$45,379,926

Common shares issued and repurchased
Shares outstanding, beginning of period	2,589,311	5,000
Shares sold	—	2,575,000
Shares issued (reinvestment of distributions)	23,877	9,311

Shares outstanding, end of period	2,613,188	2,589,311

(a) Commencement of operations.
See notes to financial statements.

RMR Preferred Dividend Fund
Financial Highlights

Selected Data For A Common Share Outstanding Throughout Each Period

	Year Ended December 31, 2006	For the Period May 25, 2005(a) to December 31, 2005

Per Common Share Operating Performance
Net asset value, beginning of period	$17.53	$19.09	(c)

Income from Investment Operations
Net investment income (b)(d)(e)	1.90	.93
Net realized and unrealized appreciation/(depreciation) on investments (e)	1.43	(1.22)
Distributions to preferred shareholders (common stock equivalent basis) from:
Net investment income (e)	(.35)	(.14)
Net realized gain on investments (e)	(.06)	(.02)

Net decrease in net asset value from operations	2.92	(.45)
Less: Distributions to common shareholders from:
Net investment income (e)	(1.55)	(.77)
Net realized gain on investments (e)	(.25)	(.13)
Common share offering costs charged to capital	—	(.04)
Preferred share offering costs charged to capital	—	(.17)

Net asset value, end of period	$18.65	$17.53

Market price, beginning of period	$16.35	$20.00

Market price, end of period	$20.75	$16.35

Total Return (f)
Total investment return based on:
Market price (g)	39.90%	14.10%
Net asset value (g)	17.48%	3.50%

Ratios/Supplemental Data:
Ratio to average net assets attributable to common shares of:
Net investment income, before total preferred share distributions (d)(e)	10.47%	8.22	% (h)
Total preferred share distributions	2.23%	1.40	% (h)
Net investment income, net of preferred share distributions (d)(e)	8.24%	6.82	% (h)
Expenses, net of fee waivers	1.45%	1.54	% (h)
Expenses, before fee waivers	2.26%	2.29	% (h)
Portfolio turnover rate	23.60%	5.60%
Net assets attributable to common shares, end of period (000s)	$48,740	$45,380
Preferred shares, liquidation preference ($25,000 per share), end of period (000s)	$22,500	$22,500
Asset coverage per preferred share (i)	$79,156	$75,422
(a)
Commencement of operations.
(b)
Based on average shares outstanding.
(c)
Net asset value at May 25, 2005, reflects the deduction of the average sales load and offering costs of $0.91 per share paid by the holders of common shares from the $20.00 offering price. We paid a sales load and offering cost of $0.94 per share on 2,237,500 common shares sold to the public and no sales load or offering costs on 67,500 common shares sold to affiliates of RMR Advisors for $20 per share.
(d)
Amounts are net of expenses waived by RMR Advisors.
(e)
As discussed in Note A (6) to the financial statements, a portion of the distributions we received on our investments are not included in investment income for financial reporting purposes.
(f)
Total returns for periods less than one year are not annualized.
(g)
Total return based on per share market price assumes the purchase of common shares at the market price on the first day and sale of common shares at the market price on the last day of the period indicated; dividends and distributions, if any, are assumed to be reinvested at market prices on the ex-dividend date. The total return based on net asset value, or NAV, assumes the purchase of common shares at NAV on the first day and the sale of common shares at NAV on the last day of the period indicated; distributions are assumed to be reinvested at NAV on the ex-dividend date. Results represent past performance and do not guarantee future results. Total return would have been lower if RMR Advisors had not contractually waived a portion of its investment advisory fee.
(h)
Annualized.
(i)
Asset coverage per share equals net assets attributable to common shares plus the liquidation preference of the preferred shares divided by the total number of preferred shares outstanding at the end of the period.

See notes to financial statements.

RMR Preferred Dividend Fund
Notes to Financial Statements

December 31, 2006

Note A

(1)  Organization

RMR Preferred Dividend Fund, or the Fund, was organized as a Massachusetts business trust on November 8, 2004, and is registered under the Investment Company Act of 1940, as amended, as a non-diversified closed end management investment company. The Fund had no operations until May 25, 2005, other than matters relating to the Fund's establishment, registration of the Fund's common shares under the Securities Act of 1933, and the sale of 5,000 common shares for $100,000 to RMR Advisors, Inc., or RMR Advisors. On May 25, 2005, the Fund sold 2,300,000 common shares in an initial public offering including 62,500 common shares sold to affiliates of RMR Advisors. Proceeds to the Fund were $43,896,750 after deducting underwriting commissions and $89,500 of offering expenses. There were no underwriting commissions or offering expenses paid on common shares sold to the affiliates of RMR Advisors. On July 11, 2005, the Fund sold 275,000 common shares pursuant to an over allotment agreement with the underwriters for net proceeds of $5,241,500 after deducting underwriting commissions and $11,000 of offering expenses. The Fund also issued an additional 23,877 shares during the year ended December 31, 2006 and 9,311 shares during the period ended December 31, 2005, for total consideration of $435,418 and $171,833 respectively, pursuant to the dividend reinvestment plan.

(2)  Use of Estimates

Preparation of these financial statements in conformity with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that may affect the amounts reported in the financial statements and related notes. The actual results could differ from these estimates.

(3)  Portfolio Valuation

Investment securities of the Fund are valued at the latest sales price whenever that price is readily available on that day; securities for which no sales were reported on that day, unless otherwise noted, are valued at the last available bid price on that day. Securities traded primarily on the NASDAQ Stock Market, or NASDAQ, are normally valued by the Fund at the NASDAQ Official Closing Price, or NOCP, provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:06 p.m., eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Some fixed income securities may be valued using pricing provided by a pricing service. Any of the Fund's securities which are not readily marketable, which are not traded or which have other characteristics of illiquidity are valued by the Fund at fair value as determined in good faith under the supervision of the Fund's board of trustees. Numerous factors may be considered when determining fair value of a security, including cost at date of purchase, type of security, the nature and duration of restrictions on disposition of the security and whether the issuer of the security being fair valued has other securities of the same type outstanding. Short term debt securities with less than 60 days until maturity may be valued at cost, which when combined with interest accrued, approximates market value.

(4)  Securities Transactions and Investment Income

Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

(5)  Federal Income Taxes

The Fund has qualified and intends to qualify in the future as a "regulated investment company" and to comply with the applicable provisions of subchapter M of the Internal Revenue Code of 1986, as amended, so that it will generally not be subject to federal income tax. However, the Fund may be subject to a 4% excise tax to the extent the Fund does not distribute substantially all taxable earnings.

(6)  Distributable Earnings

The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to pay a stable distribution amount to common shareholders on a monthly basis and distributions to Fund shareholders are declared pursuant to this policy. The Fund paid distributions of $0.15 per common share on January 31, 2007. On February 12, 2007, the Fund declared distributions of $0.15 per common share payable in February, March and April 2007. Distributions to shareholders are recorded on the ex-dividend date. The Fund's distributions may consist of ordinary income (net investment income and short term capital gains), long term capital gains and return of capital. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carry-forwards, it is the policy of the Fund not to distribute such gains. Distributions to preferred shareholders are determined as described in Note D.

The Fund has substantial investments in real estate investment trusts, or REITs, which are generally not subject to federal income taxes. Distributions that the Fund received from REITs can be classified as ordinary income, capital gain income or return of capital by the REITs that make these distributions to the Fund. The Fund has excluded from its investment income the portions of the distributions received from REITs classified by those REITs as capital gain income and return of capital. The Fund has included in its "net realized gain on investments" that portion of the distributions received from REITs that is classified by those REITs as capital gain income. Similarly, the Fund has credited its "net change in unrealized appreciation on investments" with that portion of the distributions received from REITs that is classified by those REITs as return of capital. The classification of distributions received from the Fund's investments were as follows:

	Year ended December 31, 2006	Period May 25, 2005 to December 31, 2005
Ordinary income	$4,838,453	$2,181,412
Capital gain income	807,195	423,722
Return of capital	70,154	78,311

Total distributions received	$5,715,802	$2,683,445

The Fund distinguishes between distributions to shareholders on a tax basis and a financial reporting basis. Only distributions in excess of accumulated tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statement of Assets and Liabilities.

The tax character of distributions made by the Fund during the year ended December 31, 2006 and the period ended December 31, 2005, were as follows:

	Year ended December 31, 2006	Period May 25, 2005 to December 31, 2005
Ordinary income	$5,034,390	$2,333,684
Net long term capital gains	702,726	391,633

	$5,737,116	$2,725,317

As of December 31, 2006, the components of distributable earnings on a federal income tax basis were as follows:

Undistributed ordinary income	$—
Undistributed net long term capital gains	58,133
Net unrealized depreciation	(737,912)

The differences between the financial reporting basis and tax basis of undistributed net long term capital gain and net unrealized depreciation are due to wash sales of portfolio investments.

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation as of December 31, 2006, are as follows:

Cost	$71,717,423

Gross unrealized appreciation	$1,126,811
Gross unrealized depreciation	(1,864,723)

Net unrealized depreciation	$(737,912)

(7)  Concentration of Risk

Under normal market conditions, the Fund's investments will be concentrated in preferred securities issued by real estate investment trusts. The value of Fund shares may fluctuate more than the shares of a fund not concentrated in the real estate industry due to economic, legal, regulatory, technological or other developments affecting the United States real estate industry.

(8)  Recent Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 is effective for fiscal years beginning after December 15, 2006. The Securities and Exchange Commission has since delayed the application of FIN 48 to open and closed end funds to not later than June 29, 2007. FIN 48 prescribes how the Fund should recognize, measure and present in the Fund's financial statements uncertain tax provisions that have been taken or expected to be taken in a tax return. Pursuant to FIN 48 the Fund can recognize a tax benefit only if it is "more likely than not" that a particular tax position will be sustained upon examination or audit. To the extent the "more likely than not" standard has been satisfied the benefits associated with a tax position is measured as the largest amount that is greater than 50% likely of being realized upon settlement. The Fund has evaluated the effect that the adoption of FIN 48 will have on its financial statements and does not anticipate the effect, if any, will be material.

In September 2006, FASB issued Statement of Accounting Standards No. 157, "Fair Value Measurements"    (SFAS 157), which is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands required disclosures about fair value measurements. The Fund is currently evaluating the impact, if any, the adoption of SFAS 157 will have on its financial statements.

Note B

Advisory and Administration Agreements and Other Transactions with Affiliates

The Fund has an advisory agreement with RMR Advisors, Inc., or RMR Advisors, to provide the Fund with a continuous investment program, to make day-to-day investment decisions and generally to manage the business affairs of the Fund in accordance with its investment objectives and policies. Pursuant to this agreement, RMR Advisors is compensated at an annual rate of 0.85% of the Fund's average daily managed assets. Managed assets means the total assets of the Fund less liabilities other than any indebtedness entered into for purposes of leverage. For purposes of calculating managed assets the liquidation preference of preferred shares are not considered liabilities.

RMR Advisors has contractually agreed to waive a portion of its annual fee equal to 0.55% of the Fund's average daily managed assets, until May 24, 2010. The Fund incurred net advisory fees of $208,776 in 2006.

RMR Advisors also performs administrative functions for the Fund pursuant to an administration agreement with the Fund. RMR Advisors has entered into a subadministration agreement with State Street Bank and Trust Company, or State Street, to perform substantially all Fund accounting and other administrative services. Under the administration agreement, RMR Advisors is entitled to reimbursement of the cost of providing administrative services. The Fund reimbursed RMR Advisors for $114,750 of subadministrative fees charged by State Street in 2006.

Each trustee who is not a director, officer or employee of RMR Advisors and who is not an "interested person" of the Fund as defined under the Investment Company Act of 1940, as amended, is considered to be a "disinterested trustee". Disinterested trustees are each paid by the Fund an annual fee plus fees for board and committee meetings. The Fund incurred $20,293 of trustee fees and expenses in 2006.

The Fund's board of trustees and separately the disinterested trustees authorized the Fund to make reimbursement payments to RMR Advisors for costs related to the Fund's compliance and internal audit programs. The Fund incurred $42,021 of compliance and internal audit expense in 2006. The Fund also participates in pooled insurance programs with RMR Advisors and other funds managed by RMR Advisors and makes payments of allocated portions of related premiums. The Fund incurred $17,511 of insurance expense in 2006.

Note C

Securities Transactions

During the year ended December 31, 2006, there were purchases and sales transactions (excluding short term securities) of $15,953,841 and $16,159,809, respectively. Brokerage commissions on securities transactions amounted to $18,436 during the year ended December 31, 2006.

Note D

Preferred Shares

The Fund's 900 outstanding Series M auction preferred shares have a liquidation preference of $25,000 per share plus an amount equal to accumulated plus unpaid distributions. The preferred shares are senior to the Fund's common shares and rank on parity with any other class or series of preferred shares of the Fund as to the payment of periodic distributions, including distribution of assets upon liquidation. If the Fund does not timely cure a failure to (1) maintain asset coverage for the preferred shares as required by rating agencies, or (2) maintain asset coverage, as defined in the Investment Company Act of 1940, as amended, of at least 200%, the preferred shares will be subject to redemption at an amount equal to their liquidation preference plus accumulated but unpaid distributions. The holders of the preferred shares have voting rights equal to the holders of the Fund's common shares and will generally vote together with the holders of the Fund's common shares as a single class. Holders of the preferred shares, voting as a separate class, also are entitled to elect two of the Fund's trustees. The Fund pays distributions on the preferred shares at a rate set at auctions held generally every seven days. Distributions are generally payable every seven days, on the first business day following the end of a distribution period. The preferred share distribution rate was 5.10% per annum as of December 31, 2006.

Note E

Submission of Proposals to a Vote of Shareholders (unaudited)

The annual meeting of Fund shareholders was held on May 9, 2006. Following is a summary of the proposals submitted to shareholders for vote at the meeting and votes cast:

Proposal	Votes for	Votes withheld	Votes abstained
Common shares
Election of Frank J. Bailey as trustee until the 2009 annual meeting.	2,491,311	29,891	—
Preferred shares
Election of Frank J. Bailey as trustee until the 2009 annual meeting.	95	14	—
Election of Gerard M. Martin as trustee until the 2009 annual meeting.	95	14	—

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of RMR Preferred Dividend Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RMR Preferred Dividend Fund (the "Fund") as of December 31, 2006, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RMR Preferred Dividend Fund at December 31, 2006, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 16, 2007

RMR Asia Pacific Real Estate Fund
December 31, 2006

To our shareholders,

In the pages that follow, you will find data summarizing our financial results for the period from May 25, 2006, the date we commenced operations, through December 31, 2006, and our financial position as of December 31, 2006.

Although our fund has been in operation for only a short time, we have taken the steps to build what we believe will be a sound long term investment portfolio.

Thank you for your continued support. For more information, please view our website, at www.rmrfunds.com.

Sincerely,

Thomas M. O'Brien
President

RMR Asia Pacific Real Estate Fund
December 31, 2006

Relevant Market Conditions

Real Estate Industry Fundamentals.    Strong economic growth in the Asia Pacific region will support those real estate markets in 2007. Annual GDP growth in China remains at 10% and Japan continues to recover from an extended slump. Employment and income growth are supporting demand for quality commercial and residential real estate. Office markets in the major cities of the region are experiencing low vacancy and rising rents. The outlook remains good as the new supply of buildings is moderate. Residential markets are improving in most cities, with strong demand and rising prices. Retail property continues to perform well despite high energy prices.

Real Estate Industry Technicals.    We expect continued strong demand for real estate investments in the Asia Pacific region. High savings rates have contributed to the situation where the cost of debt is quite low in countries such as Japan, Singapore and Hong Kong. This results in an attractive spread between property yields and the cost of finance. The introduction of REIT laws to countries in Asia also has continued, with thirteen REITs listed in Japan in 2006 and eight in Singapore. We expect this trend to continue, with new REIT laws being considered in the Philippines. The tax efficiency of the REIT structure along with better transparency and focused management should encourage higher stock market valuations.

Fund Strategies, Techniques and Performance

Our primary investment objective is capital appreciation. There can be no assurance that we will achieve our investment objective.

During the period from May 25, 2006, through December 31, 2006, our total return on net asset value, or NAV, was 23.9%. During that same period, the total return for the EPRA NAREIT Asia Index (an unmanaged index of Asia Pacific real estate common stocks) was 23.3%. We believe this index is relevant to us because all our investments as of December 31, 2006, excluding short term investments, were in securities of real estate companies in countries covered by this index. The S&P 500 Index (an unmanaged index published as Standard and Poor's Composite Index of 500 common stocks) total return for the same period was 12.7%.

Portfolio holdings by sub-sector as a percentage of investments
(as of December 31, 2006)

Diversified	57%
Office	19%
Retail	16%
Other, less than 10%	7%
Short term investments	1%

Total investments	100%

Real Estate	99%
Short term investments	1%

Total investments	100%

Portfolio holdings by country (as of December 31, 2006)

Japan	38%
Hong Kong	29%
Australia	18%
Other, less than 10%	14%
Short term investments	1%

Total	100%

RMR Asia Pacific Real Estate Fund
Portfolio of Investments – December 31, 2006

Company	Shares	Value

Common Stocks – 99.5% Australia – 17.7%
Diversified – 9.1%
Australand Property Group	850,000	$1,338,540
FKP Property Group	122,240	634,905
GPT Group *	210,000	928,276
Multiplex Group *	90,000	283,456
Valad Property Group	460,000	575,515

		3,760,692
Hospitality – 1.4%
Grand Hotel Group *	530,000	571,055
Office – 5.6%
Macquarie Goodman Group	390,000	2,339,634
Apartments – 1.6%
Peet, Ltd.	218,643	669,633
Total Australia (Cost $6,126,465)		7,341,014
Hong Kong – 29.5%
Diversified – 12.3%
Greentown China Holdings, Ltd (a)	304,150	566,202
Hongkong Land Holdings, Ltd.	430,983	1,715,312
Hopson Development Holdings, Ltd.	170,000	480,825
Hysan Development Co., Ltd	405,000	1,059,583
Shun TAK Holdings, Ltd.	840,000	1,285,114

		5,107,036
Hospitality – 3.7%
Sun Hung Kai Properties, Ltd.	135,000	1,551,624
Office – 2.8%
Champion Real Estate Investment Trust (a)*	2,000,000	966,792
Great Eagle Holdings, Ltd.	62,865	181,039

		1,147,831
Retail – 10.7%
Hang Lung Properties, Ltd.	960,000	2,401,759
The Link REIT *	980,000	2,025,944

		4,427,703
Total Hong Kong (Cost $11,016,441)		12,234,194
See notes to financial statements and notes to portfolio of investments.

Company	Shares	Value

Common Stocks – continued
Japan – 38.3%
Diversified – 26.5%
Mitsubishi Estate Co., Ltd.	155,000	$4,011,596
Mitsui Fudosan Co., Ltd	125,000	3,051,342
Sumitomo Realty & Development Co., Ltd.	123,000	3,948,238

		11,011,176
Office – 8.2%
Nippon Commercial Investment Corp. (a)*	30	122,768
NTT Urban Development Corp.	1,200	2,319,231
Tokyu REIT, Inc. *	110	961,304

		3,403,303
Retail – 3.6%
Diamond City Co., Ltd.	33,000	1,483,551
Total Japan (Cost $12,608,000)		15,898,030
New Zealand – 2.3%
Office – 2.3%
AMP NZ Office Trust	1,020,000	934,233
Total New Zealand (Cost $744,777)		934,233
Philippines – 0.7%
Diversified – 0.7%
Megaworld Corp.	5,700,000	281,223
Megaworld Corp. Rights, expiring 1/7/09 (a)	2,280,000	27,425

		308,648
Total Philippines (Cost $256,834)		308,648
Singapore – 9.3%
Diversified – 8.8%
Allco Commercial Real Estate Investment Trust *	750,000	542,787
Capitacommercial Trust *	685,000	1,170,139
Capitaland, Ltd.	240,000	970,171
Suntec Real Estate Investment Trust *	813,157	964,920

		3,648,017
Retail – 0.5%
CapitaRetail China Trust (a)*	150,000	205,379
Total Singapore (Cost $2,915,965)		3,853,396
See notes to financial statements and notes to portfolio of investments.

Company	Shares	Value

Common Stocks – continued
Thailand – 1.7%
Retail – 1.7%
Central Pattana Public Co., Ltd.	1,130,000	$720,395
Total Thailand (Cost $603,376)		720,395
Total Common Stocks (Cost $34,271,858)		41,289,910
Short Term Investments – 0.8%
Other Investment Companies – 0.8%
SSgA Money Market Fund, 4.99% (b) (Cost $319,338)	319,338	319,338
Total Investments – 100.3% (Cost $34,591,196)		41,609,248
Other assets less liabilities – (0.3)%		(97,159)
Net Assets – 100%		$41,512,089

Notes to Portfolio of Investments

*
Company is organized as a real estate investment trust as defined by the laws of its country of domicile.
(a)
As of December 31, 2006, this security had not paid a distribution.
(b)
Rate reflects 7 day yield as of December 31, 2006.

See notes to financial statements.

RMR Asia Pacific Real Estate Fund
Financial Statements

Statement of Assets and Liabilities

December 31, 2006

Assets
Investments in securities, at value (cost $34,591,196)	$41,609,248
Cash	954
Dividends and interest receivable	82,644

Total assets	41,692,846

Liabilities
Advisory fee payable	25,776
Accrued expenses and other liabilities	154,981

Total liabilities	180,757

Net assets	$41,512,089

Composition of net assets
$.001 par value per share; unlimited number of shares authorized, 1,755,000 shares issued and outstanding	$1,755
Additional paid-in capital	33,437,837
Undistributed net investment income	857,421
Accumulated net realized gain on investments and foreign currency	196,569
Net unrealized appreciation on investments	7,018,052
Net unrealized appreciation on foreign currency transactions	455

Net assets	$41,512,089

Net asset value per share (based on 1,755,000 shares outstanding)	$23.65

See notes to financial statements.

RMR Asia Pacific Real Estate Fund
Financial Statements – continued

Statement of Operations

For the Period May 25, 2006(a) to December 31, 2006

Investment Income
Dividends (Cash distributions received or due, net of foreign taxes withheld of $81,470)	$777,743
Interest	58,653

Total investment income	836,396

Expenses
Advisory	214,765
Administrative	65,117
Audit and legal	64,000
Excise tax	53,008
Custodian	40,803
Compliance and internal audit	22,049
Shareholder reporting	20,000
Trustees' fees and expenses	15,176
Other	42,018

Total expenses	536,936
Less: expenses waived by the Advisor	(53,691)

Net expenses	483,245

Net investment income	353,151

Realized and unrealized gain (loss) on investment and foreign currency transactions
Net realized gain on investments (net of foreign capital gains taxes of $11,677)	654,444
Net realized loss on foreign currency transactions	(6,613)
Net change in unrealized appreciation on investments	7,018,507

Net increase in net assets resulting from operations	$8,019,489

(a) Commencement of operations.

See notes to financial statements.

RMR Asia Pacific Real Estate Fund
Financial Statements – continued

Statement of Changes in Net Assets

For the Period May 25, 2006(a) to December 31, 2006

Increase in net assets resulting from operations
Net investment income	$353,151
Net realized gain on investment transactions and foreign currency transactions	647,831
Net change in unrealized appreciation/(depreciation) on investments	7,018,507

Net increase in net assets resulting from operations	8,019,489

Capital shares transactions
Net proceeds from sale of common shares	33,392,600
Cost of shares redeemed	—

Net increase from capital transactions	33,392,600

Total increase in net assets attributable to common shares	41,412,089
Net assets
Beginning of period	100,000

End of period (including undistributed net investment income of $857,421)	$41,512,089

Common shares
Shares outstanding, beginning of period	5,000
Shares issued	1,750,000

Shares outstanding, end of period	1,755,000

(a) Commencement of operations.
See notes to financial statements.

RMR Asia Pacific Real Estate Fund
Financial Highlights

Selected Data For A Common Share Outstanding Throughout The Period

For the Period May 25, 2006(a) to December 31, 2006

Per Common Share Operating Performance (b)
Net asset value, beginning of period	$19.08 (c)

Income from Investment Operations
Net investment income (d)	.21
Net realized and unrealized appreciation/(depreciation) on investments	4.40

Net increase in net asset value from operations	4.61
Common share offering costs charged to capital	(.04)

Net asset value, end of period	$23.65

Market price, beginning of period	$20.00

Market price, end of period	$23.41

Total Return (e)
Total investment return based on:
Market price (f)	17.05%
Net asset value (f)	23.95%
Ratios/Supplemental Data:
Ratio to average net assets attributable to common shares (g) of:
Net investment income (d)	1.64%
Expenses, net of fee waivers	2.25%
Expenses, before fee waivers	2.50%
Portfolio turnover rate	27.61%
Net assets attributable to common shares, end of period (000s)	$41,512
(a)
Commencement of operations.
(b)
Based on average shares outstanding.
(c)
Net asset value at May 25, 2006, reflects the deduction of the average sales load and offering costs of $0.92 per share paid by the holders of common shares from the $20.00 offering price. We paid a sales load and offering cost of $0.94 per share on 1,710,000 common shares sold to the public and no sales load or offering costs on 40,000 common shares sold to affiliates of RMR Advisors for $20 per share.
(d)
Amounts are net of expenses waived by RMR Advisors.
(e)
Total returns for periods less than one year are not annualized.
(f)
Total return based on per share market price assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated; dividends and distributions, if any, are assumed to be reinvested at market prices on the ex-dividend date. The total return based on net asset value, or NAV, assumes the purchase of common shares at NAV on the first day and sales of common shares at NAV on the last day of the period indicated; distributions are assumed to be reinvested at NAV on the ex-dividend date. Results represent past performance and do not guarantee future results. Total return would have been lower if RMR Advisors had not contractually waived a portion of its investment advisory fee.
(g)
Annualized.

See notes to financial statements.

RMR Asia Pacific Real Estate Fund
Notes to Financial Statements

December 31, 2006

Note A

(1)  Organization

RMR Asia Pacific Real Estate Fund, or the Fund, was organized as a Massachusetts business trust on February 14, 2006, and is registered under the Investment Company Act of 1940, as amended, as a non-diversified closed-end management investment company. The Fund had no operations prior to May 25, 2006, other than matters relating to the Fund's establishment, registration of the Fund's common shares under the Securities Act of 1933, and the sale of 5,000 common shares for $100,000 to RMR Advisors, Inc., or RMR Advisors. On May 25, 2006, the Fund sold 1,750,000 common shares in an initial public offering including 40,000 shares sold to affiliates of RMR Advisors. Proceeds to the Fund were $33,392,600 after deducting underwriting commissions and $68,400 of offering expenses. There was no underwriting commission or offering expenses paid on shares sold to the affiliates of RMR Advisors.

(2)  Use of Estimates

Preparation of these financial statements in conformity with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that may affect the amounts reported in the financial statements and related notes. The actual results could differ from these estimates.

(3)  Portfolio Valuation

Investment securities of the Fund are valued at the latest sales price reflected on the consolidated tape of the exchange that reflects the principal market for such securities whenever that price is readily available on that day; securities for which no sales were reported on that day, unless otherwise noted, are valued at the last available bid price on that day. Any of the Fund's securities which are not readily marketable, which are not traded or which have other characteristics of illiquidity are valued by the Fund at fair value as determined in good faith under the supervision of the Fund's board of trustees. Numerous factors may be considered when determining fair value of a security, including cost at date of purchase, type of security, the nature and duration of restrictions on disposition of the security and whether the issuer of the security being fair valued has other securities of the same type outstanding. Short-term debt securities with less than 60 days until maturity may be valued at cost, which when combined with interest accrued, approximates market value.

Some foreign markets close before the close of customary trading sessions on the American Stock Exchange or AMEX (normally 4:00 p.m. eastern time). Occasionally, events occur after the principal foreign exchange on which the foreign securities trade has closed but before the AMEX closes and the Fund determines net asset value, or NAV, that could affect the value of the securities the Fund owns or cause their prices to be unreliable. If these events are expected to materially affect the Fund's NAV, the prices of such securities are adjusted to reflect their estimated fair value as of the close of the AMEX, as determined in good faith under procedures established by the Fund's board of trustees.

(4)  Securities Transactions and Investment Income

Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

(5)  Income Taxes

The Fund has qualified and intends to qualify in the future as a "regulated investment company" and to comply with the applicable provisions of subchapter M of the Internal Revenue Code of 1986, as amended, so that it will generally not be subject to United States federal income tax. However, the Fund may be subject to a 4% excise tax to the extent the Fund does not distribute substantially all taxable earnings.

Some Asia Pacific governments may subject the Fund's investment income and securities sales to withholding or other taxes. For the period ended December 31, 2006, $81,470 of foreign taxes have been withheld from distributions to the Fund and recorded as a reduction of dividend income and $11,677 of foreign taxes have been withheld from the proceeds of sale of securities and recorded as a reduction of net realized gains on investments.

(6)  Distributable Earnings

The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to make distributions of its income at least annually in amounts at least equal to the amount necessary to maintain its status as a registered investment company. As of December 31, 2006, the Fund had not declared or paid distributions to shareholders. Distributions to shareholders are recorded on the ex-dividend date. The Fund's distributions may consist of ordinary income (net investment income and short term capital gains), long term capital gains and return of capital. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carry-forwards, it is the policy of the Fund not to distribute such gains.

The Fund distinguishes between distributions to shareholders on a tax basis and a financial reporting basis. Only distributions in excess of accumulated tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statement of Assets and Liabilities.

As of December 31, 2006, the components of distributable earnings on a federal income tax basis were as follows:

Undistributed ordinary income	$2,418,890
Undistributed net long term capital gains	—
Net unrealized appreciation	$5,653,607

The differences between the financial reporting basis and tax basis of undistributed ordinary income and unrealized appreciation is due to mark to market and adjustments to the Fund's investments in passive foreign investment companies as well as excise tax accruals.

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation as of December 31, 2006, are as follows:

Cost	$35,956,096

Gross unrealized appreciation	$5,745,375
Gross unrealized depreciation	(92,223)

Net unrealized appreciation	$5,653,152

(7)  Concentration of Risk

Under normal market conditions, the Fund's investments will be concentrated in common shares, preferred shares and debt securities, including convertible preferred and debt securities, issued by Asia Pacific real estate companies and REITs. The value of Fund shares may fluctuate more than the shares of a fund not concentrated in the real estate industry or in the Asia Pacific region due to economic, legal, regulatory, technological or other developments affecting the Asia Pacific real estate industry and securities market.

(8)  Foreign Securities Risk

As compared to U.S. securities, foreign securities may be issued by companies which provide less financial and other information, and which are subject to less developed and difficult to access legal systems, less stringent accounting, auditing and financial reporting standards or different governmental regulations. As compared to U.S. securities markets, foreign securities markets may have different settlement procedures, may have higher transaction costs, may be conducted in a less regulated manner, are generally smaller and may be less liquid and more volatile than securities markets in the U.S. The value of foreign securities may also decline or be unstable because of political, social or economic events or instability outside of the U.S.

(9)  Foreign Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the respective transaction dates.

The Fund does not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign currency appreciation/(depreciation) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

(10) Recent Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 is effective for fiscal years beginning after December 15,

2006. The Securities and Exchange Commission has since delayed the application of FIN 48 to open and closed end funds to not later than June 29, 2007. FIN 48 prescribes how the Fund should recognize, measure and present in the Fund's financial statements uncertain tax provisions that have been taken or expected to be taken in a tax return. Pursuant to FIN 48 the Fund can recognize a tax benefit only if it is "more likely than not" that a particular tax position will be sustained upon examination or audit. To the extent the "more likely than not" standard has been satisfied the benefits associated with a tax position is measured as the largest amount that is greater than 50% likely of being realized upon settlement. The Fund has evaluated the effect that the adoption of FIN 48 will have on its financial statements and does not anticipate the effect, if any, will be material.

In September 2006, FASB issued Statement of Accounting Standards No. 157, "Fair Value Measurements"    (SFAS 157), which is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands required disclosures about fair value measurements. The Fund is currently evaluating the impact, if any, the adoption of SFAS 157 will have on its financial statements.

Note B

Advisory, Subadvisory and Administration Agreements and Other Transactions with Affiliates

The Fund has an advisory agreement with RMR Advisors, to provide the Fund with a continuous investment program, oversee the subadvisor and generally manage the business affairs of the Fund in accordance with its investment objectives and policies. Pursuant to the agreement, RMR Advisors is compensated at an annual rate of 1% of the Fund's average daily net assets.

RMR Advisors has contractually agreed to waive a portion of its annual fee equal to 0.25% of the Fund's average daily managed assets until May 25, 2011. The Fund incurred net advisory fees of $161,074 during the period ended December 31, 2006.

RMR Advisors has entered into a subadvisory agreement with MacarthurCook Investment Managers Ltd., or MacarthurCook, to make day-to-day investment decisions and generally to manage the business affairs of the Fund in accordance with its investment objectives and policies. Pursuant to the agreement, RMR Advisors, and not the Fund, will pay the subadvisor a monthly fee equal to an annual rate of 0.375% of the Fund's average daily managed assets. MacarthurCook has agreed to waive a portion of the fee payable by RMR Advisors such that until May 25, 2011, the fee payable will be equal to 0.25% of the Fund's average daily managed assets.

RMR Advisors also performs administrative functions for the Fund pursuant to an administration agreement with the Fund. RMR Advisors has entered into a subadministration agreement with State Street Bank and Trust Company, or State Street, to perform substantially all Fund accounting and other administrative services. Under the administration agreement, RMR Advisors is entitled to reimbursement of the cost of providing administrative services. The Fund reimbursed RMR Advisors for $65,117 of subadministrative fees charged by State Street for the period ended December 31, 2006.

Each trustee who is not a director, officer or employee of RMR Advisors and who is not an "interested person" of the Fund as defined under the Investment Company Act of 1940, as amended, is considered to be a "disinterested trustee". Disinterested trustees are each paid by the Fund an annual fee plus fees for board and committee meetings. The Fund incurred $15,176 of trustee fees and expenses during the period ended December 31, 2006.

The Fund's board of trustees and separately the disinterested trustees authorized the Fund to make reimbursement payments to RMR Advisors for costs related to the Fund's compliance and internal audit programs. The Fund incurred $22,049 of compliance and internal audit expense during the period ended December 31, 2006. The Fund also participates in pooled insurance programs with RMR Advisors and other funds managed by RMR Advisors and makes payments of allocated portions of related premiums. The Fund incurred $11,203 of insurance expense during the period ended December 31, 2006.

Note C

Securities Transactions

During the period ended December 31, 2006, there were purchases and sales transactions (excluding short term securities) of $42,364,335 and $8,758,599, respectively. Brokerage commissions on securities transactions amounted to $95,472 during the period ended December 31, 2006.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of RMR Asia Pacific Real Estate Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RMR Asia Pacific Real Estate Fund (the "Fund") as of December 31, 2006, and the related statements of operations, changes in net assets and financial highlights for the period from May 25, 2006 (commencement of operations) to December 31, 2006. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RMR Asia Pacific Real Estate Fund at December 31, 2006, the results of its operations, changes in its net assets and financial highlights for the period from May 25, 2006 (commencement of operations) to December 31, 2006, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 16, 2007

RMR Real Estate Fund

RMR Hospitality and Real Estate Fund

RMR F.I.R.E. Fund

RMR Preferred Dividend Fund

RMR Asia Pacific Real Estate Fund

Dividend Reinvestment Plan

The board of trustees of each of RMR Real Estate Fund, RMR Hospitality and Real Estate Fund, RMR F.I.R.E. Fund, RMR Preferred Dividend Fund and RMR Asia Pacific Real Estate Fund, Massachusetts business trusts (each a "Fund" and collectively "the Funds"), have adopted a Dividend Reinvestment and Cash Purchase Plan (each, a "Plan"), sometimes referred to as an opt-out plan. You will have all your cash distributions invested in common shares automatically unless you elect to receive cash. As part of each Plan, you will have the opportunity to purchase additional common shares by submitting a cash payment for the purchase of such shares (the "Cash Purchase Option"). Your cash payment, if any, for the additional shares may not exceed $10,000 per quarter, per Plan and must be for a minimum of $100 per quarter. Wells Fargo Bank N.A. is the plan agent and paying agent for each plan. The plan agent will receive your distributions and additional cash payments under the Cash Purchase Option and either purchase common shares in the open market for your account or directly from the applicable Fund. If you elect not to participate in a Plan, you will receive all cash distributions in cash paid by check mailed to you (or, generally, if your shares are held in street name, to your broker) by the paying agent.

The number of common shares of each Fund you will receive if you do not opt out of a Plan will be determined as follows:

(1)
If, on a distribution payment date for a Fund, the market price per common share plus estimated per share brokerage commissions applicable to an open market purchase of common shares is below the net asset value per common share on that payment date, the plan agent will receive the distribution in cash and, together with your additional cash payments, if any, will purchase common shares of that Fund in the open market, on the AMEX or elsewhere, for your account prior to the next ex-dividend date. It is possible that the market price for a Fund's common shares may increase before the plan agent has completed its purchases. Therefore, the average purchase price per share paid by the plan agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the distribution had been paid to you in common shares newly issued by a Fund. In the event it appears that the plan agent will not be able to complete the open market purchases prior to the next ex-dividend date, each Fund will determine whether to issue the remaining shares at the greater of (i) net asset value per common share at the time of purchase or (ii) 100% of the per common share market price at the time of purchase. Interest will not be paid on any uninvested amounts.

(2)
If, on the distribution payment date for a Fund, the market price per common share plus estimated per share brokerage commissions applicable to an open market purchase of common shares is at or above the net asset value per common share on that payment date, the appropriate Fund will issue new shares for your account, at a price equal to the greater of (i) net asset value per common share on that payment date or (ii) 95% of the per common share market price on that payment date.

(3)
The plan agent maintains all shareholder accounts in each Plan (including all shares purchased under the Cash Purchase Option) and provides written confirmation of all transactions in the accounts, including information you may need for tax records. Common shares in your account will be held by the Plan agent in non-certificated form. Any proxy you receive will include all common shares you have received or purchased under a Plan.

You may withdraw from any Plan at any time by giving written notice to the plan agent. If you withdraw or a Plan is terminated, the plan agent will transfer the shares in your account to you (which may include a cash payment for any fraction of a share in your account). If you wish, the plan agent will sell your shares and send you the proceeds, minus brokerage commissions to be paid by you.

The Plan agent is not authorized to make any purchases of shares for your account if doing so will result in your owning shares in excess of 9.8% of the total shares outstanding in each Fund. Dividends or cash purchase option payments which may result in such prohibited transactions will be paid to you in cash.

The plan agent's administrative fees will be paid by the Funds. There will be no brokerage commission charged with respect to common shares issued directly by any Fund. Each participant will pay a pro rata share of brokerage commissions incurred by the plan agent when it makes open market purchases of a Fund's shares pursuant to a Plan including the Cash Purchase Option.

Any Fund may amend or terminate its Plan or the Cash Purchase Option if its board of trustees determines the change is appropriate. However, no additional charges will be imposed upon participants by amendment to a Plan except after prior notice to participants.

Participation in a Plan will not relieve you of any federal, state or local income tax that may be payable (or required to be withheld) as a result of distributions you receive which are credited to your account under a Plan rather than paid in cash. Automatic reinvestment of distributions in a Fund's common shares will not relieve you of tax obligations arising from your receipt of that Fund's distributions even though you do not receive any cash.

All correspondence * about any Plan should be directed to Wells Fargo Shareowner Services, P.O. Box 64856, St. Paul, MN 55164-0856 or by telephone at 1-866-877-6331 and by overnight mail to Wells Fargo Bank N.A., 161 North Concord Exchange, South St. Paul, MN 55075.

*
Shareholders who hold shares of a Fund in "street name", that is, through a broker, financial advisor or other intermediary should not contract the Administrator with Plan correspondence, opt-out cash purchase option or other requests. If you own your shares in street name, you must instead contact your broker, financial advisor or intermediary.

RMR Real Estate Fund
RMR Hospitality and Real Estate Fund
RMR F.I.R.E. Fund
RMR Preferred Dividend Fund
RMR Asia Pacific Real Estate Fund
Trustees

Name, address* (Age)	Position(s) held with each fund and current term and length of time served (approx. number of years served)	Principal occupation(s) during past five years and other public company directorships held by trustee**	Number of portfolios in fund complex overseen by trustee
Interested Trustees***
Gerard M. Martin (72)	Class II trustee to serve until 2009. RMR (5); RHR (3); RFR (3); RDR (2) and RAP (1).	Director of Reit Management & Research LLC – 1986 to present; director and vice president of RMR Advisors – 2002 to present; managing director of Five Star Quality Care, Inc. – 2001 to present; managing trustee of Senior Housing Properties Trust – 1999 to present; managing trustee of Hospitality Properties Trust – 1995 to 2007; managing trustee of HRPT Properties Trust – 1986 to 2006.	5
Barry M. Portnoy (61)	Class III trustee to serve until 2007. RMR (5); RHR (3); RFR (3); RDR (2) and RAP (1).	Chairman of Reit Management & Research LLC – 1986 to present; Chairman of RMR Advisors – 2002 to present; portfolio manager of each of the RMR Funds other than RMR Asia Pacific Real Estate Fund – inception to present; managing director of Five Star Quality Care, Inc. – 2001 to present; managing trustee of Senior Housing Properties Trust – 1999 to present; managing trustee of Hospitality Properties Trust – 1995 to present; managing trustee of HRPT Properties Trust – 1986 to present; managing director of TravelCenters of America LLC – 2006 to present.	5
Disinterested Trustees
John L. Harrington (70)	Class I trustee to serve until 2008. RMR (5); RHR (3); RFR (3); RDR (2) and RAP (1).	Chairman of the Board and trustee of the Yawkey Foundation (a charitable trust) – 2002 to 2003 and 2007 to present; President, Executive Director and trustee of the Yawkey Foundation – 1982 to 2006; trustee of the JRY Trust – 1982 to present; Principal of Bingham McCutchen Sports Consulting LLC – 2007 to present; Chief Executive Officer and General Partner of the Boston Red Sox Baseball Club – 1973 to 2001; President of Boston Trust Management Corp. – 1981 to 2006; trustee of Hospitality Properties Trust – 1995 to present; director of Five Star Quality Care, Inc. – 2001 to 2003; trustee of Senior Housing Properties Trust – 1999 to present.	5
Frank J. Bailey (51)	Class II trustee to serve until 2009. RMR (5); RHR (3); RFR (3); RDR (2) and RAP (1).	Partner in the Boston law firm of Sherin and Lodgen LLP; trustee of Hospitality Properties Trust – 2003 to present; trustee of Senior Housing Properties Trust – 2002 to present; director of Appleseed Foundation, Washington, D.C. – 1997 to present.	5
Arthur G. Koumantzelis (76)	Class III trustee to serve until 2007. RMR (5); RHR (3); RFR (3); RDR (2) and RAP (1).	President and Chief Executive Officer of Gainesborough Investments LLC – 1998 to present; trustee of Hospitality Properties Trust – 1995 to 2007; director of TravelCenters of America LLC – 2007 to present; director of Five Star Quality Care, Inc. – 2001 to present; trustee of Senior Housing Properties Trust – 1999 to 2003.	5

RMR Real Estate Fund
RMR Hospitality and Real Estate Fund
RMR F.I.R.E. Fund
RMR Preferred Dividend Fund
RMR Asia Pacific Real Estate Fund
Executive Officers

Name, address* (Age)	Position(s) held with each fund, term of office and length of time served (approx. number of years served)	Principal occupation(s) during past five years**
Thomas M. O'Brien (40)	President: RMR (5); RHR (3); RFR (3); RDR (2) and RAP (1).	President and director of RMR Advisors – 2002 to present; portfolio manager of each of the RMR Funds other than RMR Asia Pacific Real Estate Fund – inception to present; Senior Vice President of Reit Management & Research LLC – 2006 to present; Vice President of Reit Management & Research LLC – 1996 to 2006; managing director of TravelCenters of America LLC – 2006 to present; Executive Vice President, Hospitality Properties Trust – 2002 to 2003; Treasurer and Chief Financial Officer, Hospitality Properties Trust – 1996 to 2002.
Mark L. Kleifges (46)	Treasurer: RMR (5); RHR (3); RFR (3); RDR (3) and RAP (1).
Senior Vice President of Reit Management & Research LLC – 2006 to present; Vice President of Reit Management & Research LLC – 2002 to 2006; Treasurer of RMR Advisors – 2004 to present; Vice President of RMR Advisors – 2003 to 2004; Treasurer and Chief Financial Officer, Hospitality Properties Trust – 2002 to present; Partner, Arthur Andersen LLP – 1993 to 2002.
Jennifer B. Clark (45)	Secretary: RMR (5); RHR (3); RFR (3); RDR (2) and RAP (1).
Senior Vice President and General Counsel of Reit Management & Research LLC – 2006 to present; Vice President and General Counsel of Reit Management & Research LLC – 1999 to 2006; Vice President, Secretary and Chief Legal Officer of RMR Advisors – 2002 to present; Senior Vice President of HRPT Properties Trust – 1999 to present.
James J. McKelvey (48)	Vice President: RMR (5); RHR (3); RFR (3); RDR (2) and RAP (1).
Vice President of RMR Advisors – 2004 to present; portfolio manager of RMR Real Estate Fund and RMR Hospitality and Real Estate Fund – 2004 to present; portfolio manager of RMR F.I.R.E. Fund and RMR Preferred Dividend Fund – inception to present; portfolio manager and senior research officer for John Hancock Funds – 1997 to 2004.
John C. Popeo (46)	Vice President: RMR (5); RHR (3); RFR (3); RDR (2) and RAP (1).
Chief Financial Officer, Senior Vice President and Treasurer of Reit Management & Research LLC – 2006 to present; Treasurer of Reit Management & Research LLC – 1997 to 2006; Treasurer of RMR Real Estate Fund – 2002 to 2004; Vice President of RMR Advisors – 2004 to present; Treasurer of RMR Advisors – 2002 to 2004; Treasurer, Chief Financial Officer and Secretary of HRPT Properties Trust – 1999 to present.

Adam D. Portnoy (36)	Vice President: RMR (5); RHR (3); RFR (3); RDR (2) and RAP (1).
President and Chief Executive Officer of Reit Management & Research LLC – 2006 to present; Vice President of Reit Management & Research LLC – 2003 to 2006; Vice President of RMR Advisors – 2003 to present; Managing Trustee of HRPT Properties Trust – 2006 to present; Managing Trustee of Hospitality Properties Trust – 2007 to present; Executive Vice President of HRPT Properties Trust – 2003 to 2006; Senior Investment Officer, International Finance Corporation, a member of the World Bank Group – 2001 to 2003.
William J. Sheehan (62)	Chief Compliance Officer and Director of Internal Audit: RMR (5); RHR (3); RFR (3); RDR (2) and RAP (1).
Director of Internal Audit of RMR Funds and Chief Compliance Officer of RMR Funds and of RMR Advisors – 2004 to present; Director of Internal Audit of HRPT Properties Trust, Hospitality Properties Trust, Senior Housing Properties Trust and Five Star Quality Care, Inc. – 2003 to present; Director of Internal Audit of TravelCenters of America LLC – 2007 to present; trustee of Hospitality Properties Trust – 1995 to 2003; Executive Vice President, Ian Schrager Hotels LLC – 1999 to 2003.

*
The business address of each listed person is 400 Centre Street, Newton, Massachusetts 02458.
**
RMR, RHR, RFR, RDR and RAP are collectively referred to as RMR Funds.
***
Interested trustees indicate a trustee who is an "interested person" of the Fund within the meaning of the Investment Company Act of 1940, as amended.

Each Fund's Statement of Additional Information includes additional information about the trustees and is available without charge upon request by calling us at 1-866-790-8165 or 1-617-332-9530.

RMR Real Estate Fund
RMR Hospitality and Real Estate Fund
RMR F.I.R.E. Fund
RMR Preferred Dividend Fund
RMR Asia Pacific Real Estate Fund
December 31, 2006

For the purposes of the following, RMR Real Estate Fund (RMR), RMR Hospitality and Real Estate Fund (RHR), RMR F.I.R.E. Fund (RFR), RMR Preferred Dividend Fund (RDR) and RMR Asia Pacific Real Estate Fund (RAP) are each referred to as a "Trust" or collectively as the "Trusts".

Consideration of the Investment Advisory Agreements for RMR, RHR, RFR and RDR

RMR Advisors serves as the investment advisor to each of RMR, RHR, RFR and RDR. On October 6, 2006, the boards of trustees (each a "board and collectively the "boards") of each Trust renewed these investment advisory agreements for a period of one year to expire on December 12, 2007.

In making their determination to renew each investment advisory agreement, each board, including the disinterested trustees, considered all of the factors described below.

Each board considered the benefits of retaining RMR Advisors as investment advisor. Each board's considerations included, among others: the nature, scope and quality of services that RMR Advisors has provided and is expected to provide; the advisory and other fees to be paid; the fact that RMR Advisors has agreed to waive a portion of its fees during the first five years of each of the Trust's existence in order to reduce the Trust's operating expenses; the quality and depth of personnel of RMR Advisors' organization; the capacity and future commitment of RMR Advisors to perform its duties; the financial condition and profitability of RMR Advisors; the experience and expertise of RMR Advisors as an investment adviser; the performance of each Trust as compared to similar Funds; the level of fees paid to RMR Advisors as compared to similar funds; the potential for economies of scale; and any indirect benefits derived by RMR Advisors' from its relationship with theTrusts.

Each board considered the level and depth of knowledge of RMR Advisors. In evaluating the quality of services provided by RMR Advisors, each board took into account its familiarity with RMR Advisors' management through board meetings, conversations and reports. Each board also took into account RMR Advisors' compliance policies and procedures.

Each board compared the advisory fees and the total expense ratio of each Trust with various comparative fund data. In addition to considering each Trust's recent performance, each board noted its reviews on a quarterly basis, information about each Trust's performance result, portfolio composition and investment strategies.

In considering the renewal of the investment advisory agreement, each board, including the disinterested trustees, did not identify any single factor as controlling. Based on each board's evaluation of all the factors that it deemed to be relevant, each board, including the disinterested trustees of each board, concluded that: RMR Advisors has demonstrated that it possesses the capability and resources to perform the duties required of it under the investment advisory agreement for each Trust; RMR Advisors maintains an appropriate compliance program; performance of each Trust is reasonable in relation to the performance of funds with similar investment objectives; and the advisory fee rate for each Trust is fair and reasonable, given the scope and quality of the services to be provided by RMR Advisors.

Privacy Policy

Each of the Funds is committed to maintain shareholder privacy and to safeguard shareholder nonpublic personal information.

The Funds do not receive any nonpublic personal information relating to shareholders who purchase Fund shares through an intermediary that acts as the record owner of the shares. If a shareholder is the record owner of any Fund's shares, that Fund may receive nonpublic personal information on shareholder account documents or otherwise and also has access to specific information regarding shareholder Fund share transactions, either directly or through the Fund's transfer agent.

The Funds do not disclose any nonpublic personal information about shareholders or any former shareholders to anyone, except as permitted by law or as is necessary to service shareholder accounts. The Funds restrict access to nonpublic personal information about shareholders to employees of the Funds and RMR Advisors with a legitimate business need for the information.

Proxy Voting Policies and Procedures

A description of the policies and procedures that are used to vote proxies relating to each Fund's portfolio securities is available: (1) without charge, upon request, by calling us at 1-866-790-8165; and (2) as an exhibit to each Fund's annual report on Form N-CSR, which is available on the website of the U.S. Securities and Exchange Commission (the "Commission") at http://www.sec.gov. Information regarding how proxies received by each Fund during the most recent 12 month period ended June 30, 2006, have been voted is available (1) without charge, on request, by calling us at 1-866-790-3165, or (2) by visiting the Commission's website at http://www.sec.gov and accessing each Fund's Form N-PX.

Procedures for the Submission of Confidential and Anonymous Concerns or Complaints about Accounting, Internal Accounting Controls or Auditing Matters

The Funds are committed to compliance with all applicable securities laws and regulations, accounting standards, accounting controls and audit practices and have established procedures for handling concerns or complaints about accounting, internal accounting controls or auditing matters. Any shareholder or other interested party who desires to communicate with our independent trustees or any other trustees, individually or as a group, may do so by filling out a report at the "Contact Us" section of our website (www.rmrfunds.com), by calling our toll-free confidential message system at 866-511-5038, or by writing to the party for whom the communication is intended, care of our director of internal audit, RMR Funds, 400 Centre Street, Newton, MA 02458. Our director of internal audit will then deliver any communication to the appropriate party or parties.

Portfolio Holdings Reports

Each Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q, which are available on the Commission's website at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Each Fund provides additional data at its website at www.rmrfunds.com.

Certifications

Each Fund's principal executive officer and principal financial officer certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 and filed with the Fund's N-CSR are available on the Securities and Exchange Commission's website at http://www.sec.gov.

Required Disclosure of Certain Federal Income Tax Information (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Funds during the year ended December 31, 2006.

	Dividend Received Deduction (1)	Long Term Capital Gains Distribution	Qualified Income Distribution
RMR Real Estate Fund	30.05%	$2,569,421	$567,302
RMR Hospitality and Real Estate Fund	25.60%	$1,698,682	$278,927
RMR F.I.R.E. Fund	45.98%	$429,997	$769,454
RMR Preferred Dividend Fund	39.60%	$702,726	$519,260
(1)
Applies both to common and preferred shares

Shareholders of the Funds have been or will be advised on Internal Revenue Service Form 1099 DIV as to the federal tax status of the distributions received from each Fund during calendar year 2006. Shareholders are advised to consult with their own tax advisors as to the federal, state and local tax status of the distributions received from the Funds.

Annual Meeting

An annual meeting of shareholders of RHR will be held at 9:30 AM on Thursday March 8, 2007, at 400 Centre Street, Newton, Massachusetts. A proxy statement has been mailed to the RHR shareholders of record as of December 11, 2006, each of whom is invited to attend.

An annual meeting of shareholders of RMR, RFR, RDR and RAP will be held at 9:30 A.M. on Tuesday May 8, 2007, at 400 Centre Street, Newton, Massachusetts. A joint proxy statement related to the annual meetings will be mailed to shareholders of record as of February 9, 2007, each of whom is invited to attend.

WWW.RMRFUNDS.COM

Item 2. Code of Ethics.

  (a)
  As of the period ended December 31, 2006, the registrant had adopted a code of ethics, as defined in Item 2(b) of Form N-CSR, that applies to the registrant's principal executive officer and principal financial officer.

  (c)
  The registrant has not made any amendment to its code of ethics during the covered period.

  (d)
  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

  (f)
  The registrant's code of ethics has been posted on its Internet website at http://www.rmrfunds.com. A copy of the code of ethics may also be obtained free of charge by writing to Investor Relations, RMR Funds, 400 Centre Street, Newton, MA 02458.

Item 3. Audit Committee Financial Expert.

(a)(1)	The registrant's board of trustees has determined that the registrant has at least one member serving on the registrant's audit committee (the "Audit Committee") that possesses the attributes identified in Item 3 of Form N-CSR to qualify as an "audit committee financial expert."
(a)(2)	The name of the Audit Committee financial expert is Arthur G. Koumantzelis. Mr. Koumantzelis has been deemed to be "independent" as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed by the registrant's independent accountant for audit services were $35,000 for the fiscal year ended December 31, 2006 and $34,000 for the fiscal year ended December 31, 2005.
(b)
Audit-Related Fees: The aggregate fees billed by the registrant's independent accountant for audit-related services were $12,000 for the fiscal year ended December 31, 2006, and $38,000 for the fiscal year ended December 31, 2005. The nature of the services were: (1) issuance of agreed upon procedures reports to rating agencies; and (2) the issuance of consents and the preparation and issuance to underwriters of related comfort letters in connection with the registrant's public offerings of common and preferred shares during the fiscal year ended December 31, 2005.
(c)
Tax Fees: The aggregate fees billed by the registrant's independent accountant for tax compliance services were $8,400 for the fiscal year ended December 31, 2006, and $8,000 for the fiscal year ended December 31, 2005. The nature of the services were the review of the registrant's federal and state tax returns.
(d)	All Other Fees: There were no other fees billed by the registrant's independent accountant for the fiscal years ended December 31, 2006, and December 31, 2005.

(e)(1)
Audit Committee Pre-Approval Policies and Procedures: The registrant's Audit Committee is required to pre-approve all audit and non-audit services provided by the independent accountant to the registrant and certain affiliated persons of the registrant. In considering a requested approval, the Audit Committee will consider whether the proposed services are consistent with the rules of the Securities and Exchange Commission ("SEC") on the independent accountant's independence. The Audit Committee will also consider whether the independent accountant is best positioned to provide the most effective and efficient service, considering its familiarity with the registrant's business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the registrant's ability to manage or control risk or improve audit quality. All factors will be considered as a whole, and no one factor will necessarily be determinative. The Audit Committee may delegate approval authority to its chair or one or more of its members who are not "interested persons" as defined by Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"). The member or members to whom such authority is delegated will report, for informational purposes only, any approvals to the Audit Committee at its next regularly scheduled quarterly meeting. This policy does not delegate the Audit Committee's responsibilities to approve services performed by the independent accountant to the registrant's officers or advisor. The Audit Committee may, with respect to a category of services, generally approve services, subject to any general limitations and restrictions it may determine, and subject further to specific approval by a delegated member or members of the Audit Committee.
(e)(2)	Percentages of Services: None.
(f)	Not applicable.
(g)
There were no non-audit fees billed by the independent accountant for services rendered to the registrant or RMR Advisors, Inc., the registrant's investment advisor (the "Advisor"), for the fiscal years ended December 31, 2006 and December 31, 2005 except for tax compliance services rendered to the registrant.
(h)	Not applicable.

Item 5. Disclosure of Audit Committees for Listed Companies.

(a)
The registrant has a separately-designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The members of the registrant's Audit Committee are Frank J. Bailey, John L. Harrington and Arthur G. Koumantzelis.

(b)
Not applicable.

Item 6. Schedule of Investments.

        The information required under Item 6 is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed End Management Investment Companies.

        Attached to this Form N-CSR as Exhibit 12(c) is a copy of the proxy voting policies and procedures for the registrant.

Item 8. Portfolio Managers of Closed End Management Investment Companies.

        The registrant's portfolio managers are:

  •
  Thomas M. O'Brien.  Mr. O'Brien is President of the registrant and has been since 2004. Mr. O'Brien is also President and a Director of the Advisor and has been since 2002. Mr. O'Brien is also the President of each of the other funds managed by the Advisor, and has been since their respective inception dates. In addition to the registrant, the Advisor is the manager of RMR Real Estate Fund ("RMR"), a fund it has managed since its inception in 2002, RMR F.I.R.E. Fund ("RFR") and RMR Preferred Dividend Fund ("RDR"), funds it has managed since their inception in 2004 and RMR Asia Pacific Real Estate Fund ("RAP") a fund it has managed since its inception in 2006. The registrant, RHR, RFR, RDR and RAP are herein referred to collectively as the "RMR Funds". Mr. O'Brien has been a portfolio manager of each RMR Fund except RAP since the inception of each of these funds. Mr. O'Brien also holds and has held various positions with Reit Management and Research LLC ("Reit Management") and companies it manages since 1996. Mr. O'Brien is also a Managing Director of TravelCenters of America LLC, a public company, and has been since its inception in 2006.

  •
  James J. McKelvey.  Mr. McKelvey is a Vice President of the registrant, RMR, RFR, RDR and the Advisor and has been since 2004. Mr. McKelvey is also Vice President of RAP and has been since 2006. Mr. McKelvey is also a portfolio manager of the registrant, RMR, RFR and RDR and has been since 2004. From 1997 until 2004, Mr. McKelvey was a portfolio manager and senior research officer for John Hancock Funds.

  •
  Barry M. Portnoy.  Mr. Portnoy is a Vice President of the registrant and each of the other RMR Funds since their respective inception dates. Mr. Portnoy is also a Vice President, Director and an owner of the Advisor, and has been since its inception date. Mr. Portnoy is also a portfolio manager of the registrant, RMR, RFR and RDR, positions he has held since their respective inception dates. Mr. Portnoy is also a Managing Trustee of three public companies and has been since their respective inception dates: HRPT Properties Trust (inception in 1986); Hospitality Properties Trust (inception in 1996); and Senior Housing Properties Trust (inception in 1999). Mr. Portnoy is also a Managing Director of two public companies and has been since their respective inception dates: Five Star Quality Care, Inc. (inception in 2001); and TravelCenters of America LLC.

        The portfolio managers generally function as a team. Generally, Mr. Portnoy provides strategic guidance to the team, while Messrs. O'Brien and McKelvey are in charge of substantially all of the day to day operations, research and trading functions.

        The registrant's portfolio managers together manage RMR, RFR and RDR, registered investment companies that have an aggregate of $313 million of managed assets as of December 31, 2006. Each RMR Fund pays an advisory fee to the Advisor solely on the basis of assets under management. None of the portfolio managers currently manage other pooled investment vehicles or other accounts.

        CONFLICTS OF INTEREST:    Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities with respect to more than one fund. For example, a portfolio manager may identify a limited investment opportunity that may be appropriate for the Fund as well as for the other funds he manages. A conflict of interest also might arise where a portfolio manager has a larger personal investment in one fund than in another. A portfolio manager may purchase a particular security for one or more funds while selling the security for one or more other funds; this could have a detrimental effect on the price or volume of the securities purchased or sold by a fund. A portfolio manager might devote unequal time and attention to the funds he manages. The Advisor believes that the risk of a material conflict of interest developing is limited because (i) the funds are generally managed in a similar fashion, (ii) the Advisor has adopted policies requiring the equitable allocation of trade orders for a particular security among participating funds, and (iii) the advisory fee and portfolio managers' compensation are not affected by the amount of time required to manage each fund. As a result, the Advisor does not believe that any of these potential sources of conflicts of interest will affect the portfolio managers' professional judgment in managing the funds.

        COMPENSATION:    Mr. Barry Portnoy is a 55% owner of the Advisor and, through December 31, 2006, has not received a salary or other compensation from the Advisor except to the extent of his distributions from the Advisor and his interest in the Advisor's profits, if any.

        The other portfolio managers, Messrs. O'Brien and McKelvey, are paid based upon the discretion of the board of directors of the Advisor. The Advisor's board of directors consists of Messrs. Barry M.

Portnoy, Gerard M. Martin and Thomas M. O'Brien. Compensation of Messrs. O'Brien and McKelvey includes base salary, annual cash bonus and they have the opportunity to participate in other employee benefit plans available to all of the employees of the Advisor. The level of compensation is not based upon a formula with reference to fund performance or the value of fund assets; however these factors, among others, may be considered by individual directors of the Advisor. Other factors which may be considered in setting the compensation of portfolio managers are their historical levels of compensation and levels of compensation paid for similar services or to persons with similar responsibilities in the market generally and in the geographic area where the Advisor is located. Mr. O'Brien devotes a portion of his business time to providing services as a portfolio manager or officer of the Advisor and funds managed by the Advisor; however, he also dedicates a portion of his business time to providing services to affiliates of the Advisor and Reit Management. Therefore, in addition to compensation paid by the Advisor, Mr. O'Brien receives compensation for separate services to these affiliates. Mr. Portnoy also receives compensation for his services to those affiliates.

        OWNERSHIP OF SECURITIES:    The following table sets forth, for each portfolio manager, the aggregate dollar range of the registrant's equity securities beneficially owned as of December 31, 2006.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund as of December 31, 2006.
James J. McKelvey	None
Thomas M. O'Brien	Over $100,000
Barry M. Portnoy	Over $100,000

Item 9. Purchases of Equity Securities by Closed End Management Investment Company and Affiliated Purchasers.

        During the fiscal year ended December 31, 2006, there were no purchases made by or on behalf of the registrant or any "affiliated purchaser" as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares of the registrant's equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10. Submission of Matters to a Vote of Security Holders.

        There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11. Controls and Procedures.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(2) Certifications of principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act are attached hereto.
(b)
Certifications of principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(c)	Copy of the proxy voting policies and procedures.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RMR HOSPITALITY AND REAL ESTATE FUND
By:	/s/ THOMAS M. O'BRIEN Thomas M. O'Brien President Date: February 28, 2007

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ THOMAS M. O'BRIEN Thomas M. O'Brien President Date: February 28, 2007
By:	/s/ MARK L. KLEIFGES Mark L. Kleifges Treasurer Date: February 28, 2007

QuickLinks

  Item 1. Reports to Shareholders.
NOTICE CONCERNING LIMITED LIABILITY
RMR Real Estate Fund Financial Statements
RMR Real Estate Fund Financial Statements – continued
RMR Real Estate Fund Financial Statements – continued
RMR Real Estate Fund Notes to Financial Statements December 31, 2006
RMR Hospitality and Real Estate Fund Financial Statements
RMR Hospitality and Real Estate Fund Financial Statements – continued
RMR Hospitality and Real Estate Fund Financial Statements – continued
RMR Hospitality and Real Estate Fund Financial Highlights
RMR Hospitality and Real Estate Fund Notes to Financial Statements December 31, 2006
RMR F.I.R.E. Fund Financial Statements
RMR F.I.R.E. Fund Financial Statements – continued
RMR F.I.R.E. Fund Financial Statements – continued
RMR F.I.R.E. Fund Notes to Financial Statements December 31, 2006
RMR Preferred Dividend Fund Financial Statements
RMR Preferred Dividend Fund Financial Statements – continued
RMR Preferred Dividend Fund Financial Statements – continued
RMR Preferred Dividend Fund Notes to Financial Statements December 31, 2006
RMR Asia Pacific Real Estate Fund Financial Statements
RMR Asia Pacific Real Estate Fund Financial Statements – continued
RMR Asia Pacific Real Estate Fund Financial Statements – continued
RMR Asia Pacific Real Estate Fund Notes to Financial Statements December 31, 2006
  Item 2. Code of Ethics.
  Item 3. Audit Committee Financial Expert.
  Item 4. Principal Accountant Fees and Services.
  Item 5. Disclosure of Audit Committees for Listed Companies.
  Item 6. Schedule of Investments.
  Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed End Management Investment Companies.
  Item 8. Portfolio Managers of Closed End Management Investment Companies.
  Item 9. Purchases of Equity Securities by Closed End Management Investment Company and Affiliated Purchasers.
  Item 10. Submission of Matters to a Vote of Security Holders.
  Item 11. Controls and Procedures.
  Item 12. Exhibits.
SIGNATURES